UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

 Investment Company Act file number 811-06199

Brown Capital Management Mutual Funds

(Exact name of registrant as specified in charter)

1201 N. Calvert Street, Baltimore, Maryland 21202

(Address of principal executive offices) (Zip code)

Capitol Services, Inc.

1675 S. State Street, Suite B, Dover, Delaware 19901

(Name and address of agent for service)

With a copy to:

John H. Lively
Practus, LLP
11300 Tomahawk Creek Parkway, Suite 310

Leawood, Kansas 66211

Registrant's telephone number, including area code: 410.837.3234

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Item 1. (a)	REPORTS TO STOCKHOLDERS.

The Brown Capital Management Small Company Fund Tailored Shareholder Report

annual shareholder report March 31, 2026 The Brown Capital Management Small Company Fund Investor Class Shares ticker: BCSIX

This annual shareholder report contains important information about The Brown Capital Management Small Company Fund, Investor Class Shares for the period of April 1, 2025 to March 31, 2026. You can find additional information about the Fund at www.browncapital.com/investmentstrategies/smallcompanyfundinv/. You can also contact us at (877) 892-4226.

What were the Fund costs for the period?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Class	$133	1.44%

How did the Fund Perform?

The Brown Capital Management Small Company Fund Investor Class Shares (the “Fund”) returned -15.37% for the fiscal year ended March 31, 2026, compared with 17.80% for the S&P 500® Index and 23.58% for the Russell 2000® Growth Index. These extreme and disappointing results reflect a continuation of the challenging environment for our investment approach over the past several years.

The primary driver of performance during the year was a continued divergence between company fundamentals and stock price behavior. Across much of the portfolio, our Exceptional Growth Companies (EGCs) delivered solid operational results, including durable revenue growth and strong competitive positioning. However, these fundamentals were not reflected in share prices due to poor market sentiment toward high-quality growth companies.

In particular, software and software-adjacent businesses experienced a significant valuation decline driven by concerns about the potential disruptive impact of artificial intelligence (AI). In our view, this reaction has been overly broad. Many of our holdings—particularly those with proprietary data, mission-critical workflows and consumption-based business models—are more likely to benefit from AI than be displaced by it over time. As of March 31, 2026, we estimate that these AI-affected holdings are trading at a 56% discount to their five-year average forward price-to-sales multiples. Life sciences tools and services companies also faced a difficult environment, as customers remained cautious in committing capital.

Top contributors to return included Cognex and Xometry. Cognex benefited from improving demand trends and margin expansion, while Xometry continued to execute on its digital manufacturing marketplace strategy, delivering strong growth and customer expansion. Among the largest detractors were Tyler Technologies and Paycom Software, both of which declined primarily due to valuation compression despite continued operational performance.

During the year, we added several new holdings, including Mama’s Creations and Credo Technology, expanding our exposure to data management and AI infrastructure. We also exited positions such as Vicor and Helios Technologies following a reassessment of their long-term prospects.

Cumulative Performance

(based on a hypothetical $10,000 investment)

Brown Capital Management Small Company Fund - Investor Class - $15,134
S&P 500® Index - $37,594
Russell 2000® Growth Index - $25,438
40,000
35,000
30,000
25,000
20,000
15,000
10,000
03/31/2016
03/31/2017
03/31/2018
03/31/2019
03/31/2020
03/31/2021
03/31/2022
03/31/2023
03/31/2024
03/31/2025
03/31/2026

Annual Performance

  Average Annual Total Return

	1 Year	5 Years	10 Years
Brown Capital Management Small Company Fund - Investor Class	-15.37%	-10.16%	4.23%
S&P 500® Index	17.80%	12.06%	14.16%
Russell 2000® Growth Index	23.58%	1.62%	9.79%

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 2000® Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity market. It includes companies with higher price-to-book ratios and higher forecasted growth values within the Russell 2000® Index.

For more recent performance information, visit www.browncapital.com/investmentstrategies/smallcompanyfundinv/#performance.

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The Brown Capital Management Small Company Fund Tailored Shareholder Report

Sector Breakdown

Medical/Health Care
32.36%
Business Services
19.44%
Information/
Knowledge Management
17.88%
Industrial Products
& Systems
17.02%
Consumer Related
8.40%
Short Term Investments
2.71%
Miscellaneous
1.42%

Top 10 Holdings
Glaukos Corp.	5.48%
Datadog, Inc. Class A	4.62%
Cognex Corp.	4.48%
Repligen Corp.	4.44%
Veeva Systems, Inc. Class A	4.43%
Guidewire Software, Inc.	4.27%
Vericel Corp.	4.22%
Tyler Technologies, Inc.	3.95%
Manhattan Associates, Inc.	3.94%
Xometry, Inc.	3.83%

Key Fund Statistics

(as of March 31, 2026)

Fund Net Assets	$321,889,235
Number of Holdings	47
Total Net Advisory Fee	$6,667,114
Portfolio Turnover Rate	13%

What did the Fund invest in?

(% of Net Assets as of March 31, 2026)

For additional information about the Fund; including its prospectus, summary prospectus, financial information, holdings and proxy information, visit www.browncapital.com/investmentstrategies/smallcompanyfundinv/.

The Brown Capital Management Small Company Fund Tailored Shareholder Report

annual Shareholder Report March 31, 2026 The Brown Capital Management Small Company Fund Institutional Class Shares ticker: BCSSX

This annual shareholder report contains important information about The Brown Capital Management Small Company Fund, Institutional Class Shares for the period of April 1, 2025 to March 31, 2026. You can find additional information about the Fund at www.browncapital.com/investmentstrategies/smallcompanyfundinst/. You can also contact us at (877) 892-4226.

What were the Fund costs for the period?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$115	1.24%

How did the Fund Perform?

The Brown Capital Management Small Company Fund, Institutional Class Shares (the “Fund”) returned -15.20% for the fiscal year ended March 31, 2026, compared with 17.80% for the S&P 500® Index and 23.58% for the Russell 2000® Growth Index. These extreme and disappointing results reflect a continuation of the challenging environment for our investment approach over the past several years.

The primary driver of performance during the year was a continued divergence between company fundamentals and stock price behavior. Across much of the portfolio, our Exceptional Growth Companies (EGCs) delivered solid operational results, including durable revenue growth and strong competitive positioning. However, these fundamentals were not reflected in share prices due to poor market sentiment toward high-quality growth companies.

In particular, software and software-adjacent businesses experienced a significant valuation decline driven by concerns about the potential disruptive impact of artificial intelligence (AI). In our view, this reaction has been overly broad. Many of our holdings—particularly those with proprietary data, mission-critical workflows and consumption-based business models—are more likely to benefit from AI than be displaced by it over time. As of March 31, 2026, we estimate that these AI-affected holdings are trading at a 56% discount to their five-year average forward price-to-sales multiples. Life sciences tools and services companies also faced a difficult environment, as customers remained cautious in committing capital.

Top contributors to return included Cognex and Xometry. Cognex benefited from improving demand trends and margin expansion, while Xometry continued to execute on its digital manufacturing marketplace strategy, delivering strong growth and customer expansion. Among the largest detractors were Tyler Technologies and Paycom Software, both of which declined primarily due to valuation compression despite continued operational performance.

During the year, we added several new holdings, including Mama’s Creations and Credo Technology, expanding our exposure to data management and AI infrastructure. We also exited positions such as Vicor and Helios Technologies following a reassessment of their long-term prospects.

Cumulative Performance

(based on a hypothetical $500,000 investment)

Brown Capital Management Small Company Fund - Institutional Class - $771,231
S&P 500® Index - $1,879,723
Russell 2000® Growth Index - $1,271,945
2,000,000
1,750,000
1,500,000
1,250,000
1,000,000
750,000
500,000
03/31/2016
03/31/2017
03/31/2018
03/31/2019
03/31/2020
03/31/2021
03/31/2022
03/31/2023
03/31/2024
03/31/2025
03/31/2026

Annual Performance

  Average Annual Total Return

	1 Year	5 Years	10 Years
Brown Capital Management Small Company Fund - Institutional Class	-15.20%	-10.00%	4.43%
S&P 500® Index	17.80%	12.06%	14.16%
Russell 2000® Growth Index	23.58%	1.62%	9.79%

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 2000® Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity market. It includes companies with higher price-to-book ratios and higher forecasted growth values within the Russell 2000® Index.

For more recent performance information, visit www.browncapital.com/investmentstrategies/smallcompanyfundinst/#performance.

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The Brown Capital Management Small Company Fund Tailored Shareholder Report

Sector Breakdown

Top 10 Holdings
Glaukos Corp.	5.48%
Datadog, Inc. Class A	4.62%
Cognex Corp.	4.48%
Repligen Corp.	4.44%
Veeva Systems, Inc. Class A	4.43%
Guidewire Software, Inc.	4.27%
Vericel Corp.	4.22%
Tyler Technologies, Inc.	3.95%
Manhattan Associates, Inc.	3.94%
Xometry, Inc.	3.83%

Key Fund Statistics

(as of March 31, 2026)

Fund Net Assets	$321,889,235
Number of Holdings	47
Total Net Advisory Fee	$6,667,114
Portfolio Turnover Rate	13%

What did the Fund invest in?

(% of Net Assets as of March 31, 2026)

For additional information about the Fund; including its prospectus, summary prospectus, financial information, holdings and proxy information, visit www.browncapital.com/investmentstrategies/smallcompanyfundinst/.

The Brown Capital Management International All Company Fund Tailored Shareholder Report

annual Shareholder Report March 31, 2026 The Brown Capital Management International All Company Fund Investor Class Shares ticker: BCIIX

This annual shareholder report contains important information about The Brown Capital Management International All Company Fund, Investor Class Shares for the period of April 1, 2025 to March 31, 2026. You can find additional information about the Fund at www.browncapital.com/investmentstrategies/internationalallcompanyfundinv/. You can also contact us at (877) 892-4226.

What were the Fund costs for the period?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Class	$117	1.25%

How did the Fund Perform?

The Brown Capital Management International All Company Fund Investor Class Shares (the “Fund”) declined 12.46% for the fiscal year ended March 31, 2026, lagging the MSCI EAFE® Index, which rose 21.88%. The underperformance was driven by a rotation away from growth equities, a sharp performance divide related to artificial intelligence (AI) and several stock-specific challenges.

We invest in what we call Exceptional Growth Companies (EGCs) that offer mission-critical products and services, saving their customers time, lives, money and headaches, or providing exceptional value to consumers. While market conditions were unfavorable, we believe our EGCs retain the competitive positioning, pricing power and financial strength to navigate periods of volatility.

While market sentiment was challenging, the fundamentals of many of our holdings remained solid, with continued revenue growth, resilient margins and ongoing execution against long-term strategies. Despite this, share prices declined across portions of the portfolio, particularly among software and platform businesses, as investors reassessed the potential impact of AI and rotated toward more cyclical areas of the market.

Top contributors included Camtek and ASML, both of which benefited from strong demand tied to AI-related semiconductor investment. Among the detractors were MonotaRO and Flutter Entertainment, which declined amid moderating growth expectations, margin pressures and broader weakness in growth stocks.

We added several new positions during the year, including Apotea, Hub24 and Nu Holdings, and exited holdings such as AutoStore, Tecan and CyberArk as we reassessed fundamentals and redeployed capital into higher-conviction opportunities.

Thank you for your continued support.

Cumulative Performance

(based on a hypothetical $10,000 investment)

Brown Capital Management International All Company Fund - Investor Class - $12,623
MSCI EAFE® Index - $23,489
24,000
22,000
20,000
18,000
16,000
14,000
12,000
10,000
03/31/2016
03/31/2017
03/31/2018
03/31/2019
03/31/2020
03/31/2021
03/31/2022
03/31/2023
03/31/2024
03/31/2025
03/31/2026

Annual Performance

  Average Annual Total Return

	1 Year	5 Years	10 Years
Brown Capital Management International All Company Fund - Investor Class	-12.46%	-3.58%	2.36%
MSCI EAFE® Index	21.88%	8.46%	8.91%

The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets excluding the U.S. and Canada.

For more recent performance information, visit www.browncapital.com/investmentstrategies/internationalallcompanyfundinv/ #performance.

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The Brown Capital Management International All Company Fund Tailored Shareholder Report

Sector Breakdown

Information Technology
32.28%
Financials
17.78%
Industrials
12.75%
Health Care
9.52%
Materials
7.91%
Communication Services
5.71%
Consumer Discretionary
5.38%
Consumer Staples
4.65%
Short Term Investments
3.56%

Top 10 Holdings
ASML Holding NV	4.71%
AJ Bell plc	4.54%
REA Group Ltd.	4.16%
Givaudan SA	3.96%
Novonesis A/S	3.96%
Camtek Ltd.	3.72%
MercadoLibre, Inc.	3.71%
The Descartes Systems Group, Inc.	3.65%
First American Treasury Obligations Fund - X Class	3.56%
Azimut Holding S.p.A.	3.55%

Key Fund Statistics

(as of March 31, 2026)

Fund Net Assets	$46,792,886
Number of Holdings	41
Total Net Advisory Fee	$87,374
Portfolio Turnover Rate	15%

What did the Fund invest in?

(% of Net Assets as of March 31, 2026)

Material Changes

Fund Liquidation

On May 22, 2026, the Board of Trustees of Brown Capital Management Mutual Funds approved a Plan of Termination and Liquidation (the "Plan") for the Brown Capital Management International All Company Fund ("Fund"). The Brown Capital Management International All Company Fund commenced operations on May 28, 1999. Brown Capital Management, LLC (the "Advisor"), the Fund's investment advisor, recommended that the Board approve the Plan due to factors such as the Fund's underperformance and diminished assets under management, limited growth opportunities, and the Advisor's indication that it does not desire to continue subsidizing the Fund's expenses. As a result, the Board concluded that it is in the best interests of the Fund and its shareholders to terminate and liquidate the Fund. The Fund is expected to terminate as a series of the Trust and liquidate on or about June 30, 2026 (the "Termination Date").

Effective May 26, 2026, the Fund is closed to new and subsequent investments. Any remaining shareholders on the Termination Date will receive a distribution of their remaining investment value in the Fund, after the payment of certain Fund liabilities as provided for in the Plan. The sale or liquidation of your Fund shares will generally be a taxable event. You should consult your tax adviser about your tax situation as concerns the Fund's termination and liquidation.

As shareholders redeem shares of the Fund between May 26, 2026 and the Termination Date, the Fund may not be able to maintain its investment objective and other investment policies. Accordingly, the Fund may deviate from its investment objective and other investment policies during the period between May 26, 2026 and the Termination Date.

For additional information about the Fund; including its prospectus, summary prospectus, financial information, holdings and proxy information, visit www.browncapital.com/investmentstrategies/internationalallcompanyfundinv/.

The Brown Capital Management International All Company Fund Tailored Shareholder Report

annual Shareholder Report March 31, 2026 The Brown Capital Management International All Company Fund Institutional Class Shares ticker: BCISX

This annual shareholder report contains important information about The Brown Capital Management International All Company Fund, Institutional Class Shares for the period of April 1, 2025 to March 31, 2026. You can find additional information about the Fund at www.browncapital.com/investmentstrategies/internationalallcompanyfundinst/. You can also contact us at (877) 892-4226.

What were the Fund costs for the period?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$94	1.00%

How did the Fund Perform?

The Brown Capital Management International All Company Fund Institutional Class Shares (the “Fund”) declined 12.28% for the fiscal year ended March 31, 2026, lagging the MSCI EAFE® Index, which rose 21.88%. The underperformance was driven by a rotation away from growth equities, a sharp performance divide related to artificial intelligence (AI) and several stock-specific challenges.

We invest in what we call Exceptional Growth Companies (EGCs) that offer mission-critical products and services, saving their customers time, lives, money and headaches, or providing exceptional value to consumers. While market conditions were unfavorable, we believe our EGCs retain the competitive positioning, pricing power and financial strength to navigate periods of volatility.

While market sentiment was challenging, the fundamentals of many of our holdings remained solid, with continued revenue growth, resilient margins and ongoing execution against long-term strategies. Despite this, share prices declined across portions of the portfolio, particularly among software and platform businesses, as investors reassessed the potential impact of AI and rotated toward more cyclical areas of the market.

Top contributors included Camtek and ASML, both of which benefited from strong demand tied to AI-related semiconductor investment. Among the detractors were MonotaRO and Flutter Entertainment, which declined amid moderating growth expectations, margin pressures and broader weakness in growth stocks.

We added several new positions during the year, including Apotea, Hub24 and Nu Holdings, and exited holdings such as AutoStore, Tecan and CyberArk as we reassessed fundamentals and redeployed capital into higher-conviction opportunities.

Thank you for your continued support.

Cumulative Performance

(based on a hypothetical $500,000 investment)

Brown Capital Management International All Company Fund - Institutional Class - $648,122
MSCI EAFE® Index - $1,174,467
1,200,000
1,100,000
1,000,000
900,000
800,000
700,000
600,000
500,000
03/31/2016
03/31/2017
03/31/2018
03/31/2019
03/31/2020
03/31/2021
03/31/2022
03/31/2023
03/31/2024
03/31/2025
03/31/2026

Annual Performance

  Average Annual Total Return

	1 Year	5 Years	10 Years
Brown Capital Management International All Company Fund - Institutional Class	-12.28%	-3.36%	2.63%
MSCI EAFE® Index	21.88%	8.46%	8.91%

The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets excluding the U.S. and Canada.

For more recent performance information, visit www.browncapital.com/investmentstrategies/internationalallcompanyfundinst/ #performance.

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The Brown Capital Management International All Company Fund Tailored Shareholder Report

Sector Breakdown

Top 10 Holdings
ASML Holding NV	4.71%
AJ Bell plc	4.54%
REA Group Ltd.	4.16%
Givaudan SA	3.96%
Novonesis A/S	3.96%
Camtek Ltd.	3.72%
MercadoLibre, Inc.	3.71%
The Descartes Systems Group, Inc.	3.65%
First American Treasury Obligations Fund - X Class	3.56%
Azimut Holding S.p.A.	3.55%

Key Fund Statistics

(as of March 31, 2026)

Fund Net Assets	$46,792,886
Number of Holdings	41
Total Net Advisory Fee	$87,374
Portfolio Turnover Rate	15%

What did the Fund invest in?

(% of Net Assets as of March 31, 2026)

Material Changes

Fund Liquidation

On May 22, 2026, the Board of Trustees of Brown Capital Management Mutual Funds approved a Plan of Termination and Liquidation (the "Plan") for the Brown Capital Management International All Company Fund ("Fund"). The Brown Capital Management International All Company Fund commenced operations on May 28, 1999. Brown Capital Management, LLC (the "Advisor"), the Fund's investment advisor, recommended that the Board approve the Plan due to factors such as the Fund's underperformance and diminished assets under management, limited growth opportunities, and the Advisor's indication that it does not desire to continue subsidizing the Fund's expenses. As a result, the Board concluded that it is in the best interests of the Fund and its shareholders to terminate and liquidate the Fund. The Fund is expected to terminate as a series of the Trust and liquidate on or about June 30, 2026 (the "Termination Date").

Effective May 26, 2026, the Fund is closed to new and subsequent investments. Any remaining shareholders on the Termination Date will receive a distribution of their remaining investment value in the Fund, after the payment of certain Fund liabilities as provided for in the Plan. The sale or liquidation of your Fund shares will generally be a taxable event. You should consult your tax adviser about your tax situation as concerns the Fund's termination and liquidation.

As shareholders redeem shares of the Fund between May 26, 2026 and the Termination Date, the Fund may not be able to maintain its investment objective and other investment policies. Accordingly, the Fund may deviate from its investment objective and other investment policies during the period between May 26, 2026 and the Termination Date.

For additional information about the Fund; including its prospectus, summary prospectus, financial information, holdings and proxy information, visit www.browncapital.com/investmentstrategies/internationalallcompanyfundinst/.

The Brown Capital Management International Small Company Fund Tailored Shareholder Report

annual Shareholder Report March 31, 2026 The Brown Capital Management International Small Company Fund Investor Class Shares ticker: BCSVX

This annual shareholder report contains important information about The Brown Capital Management International Small Company Fund, Investor Class Shares for the period of April 1, 2025 to March 31, 2026. You can find additional information about the Fund at www.browncapital.com/investmentstrategies/internationalsmallcompanyfundinv/. You can also contact us at (877) 892-4226.

What were the Fund costs for the period?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Class	$122	1.32%

How did the Fund Perform?

The Brown Capital Management International Small Company Fund Investor Class Shares (the “Fund”) returned -16.11% for the fiscal year ended March 31, 2026, compared with +21.88% for the MSCI EAFE® Index and +28.41% for the MSCI All Country World ex USA Small Cap Index. These disappointing results reflect our most challenging period of relative underperformance since the Fund’s inception in 2015.

At the core of our underperformance was a disconnect between company fundamentals and stock price behavior. Across much of the portfolio, our holdings delivered solid operational results, including double-digit revenue growth, strong profitability and continued market share gains. However, stock prices declined as investor sentiment shifted away from growth equities and toward more cyclical sectors.

The market’s reaction to artificial intelligence (AI) was a major driver of this dynamic. Companies tied to AI infrastructure performed strongly, while many software, platform and data-driven businesses experienced significant valuation compression. We estimate that 17 holdings in the portfolio that are exposed to this AI derating are trading at a 75% discount to their 10-year historical average on a free cash flow basis, as of March 31, 2026. In our view, many of these companies are well positioned to benefit from AI, given their proprietary data, embedded workflows and system-of-record characteristics.

Top contributors to return included Camtek and CyberArk. Camtek benefited from strong demand in semiconductor applications tied to AI, while CyberArk’s performance was driven by both solid fundamentals and its acquisition at a premium valuation. Among the largest detractors were Hemnet and VusionGroup on concerns of fundamental weakness.

During the year, we added several new holdings, including Hub24 and Cellebrite, broadening the portfolio’s exposure to financial technology and digital intelligence. We also exited positions such as YouGov and M3 following a reassessment of their long-term prospects.

Cumulative Performance

(based on a hypothetical $10,000 investment)

Brown Capital Management International Small Company Fund - Investor Class - $20,590
MSCI EAFE® Index - $23,489
MSCI All Country World ex USA Small Cap Index - $22,452
26,000
24,000
22,000
20,000
18,000
16,000
14,000
12,000
10,000
8,000
03/31/2016
03/31/2017
03/31/2018
03/31/2019
03/31/2020
03/31/2021
03/31/2022
03/31/2023
03/31/2024
03/31/2025
03/31/2026

Annual Performance

  Average Annual Total Return

	1 Year	5 Years	10 Years
Brown Capital Management International Small Company Fund - Investor Class	-16.11%	-3.97%	7.49%
MSCI EAFE® Index	21.88%	8.46%	8.91%
MSCI All Country World ex USA Small Cap Index	28.41%	6.16%	8.47%

The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets excluding the U.S. and Canada.

The MSCI All Country World ex US Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small-cap equities across developed and emerging markets, excluding the United States.

For more recent performance information, visit www.browncapital.com/investmentstrategies/internationalsmallcompanyfundinv/ #performance.

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The Brown Capital Management International Small Company Fund Tailored Shareholder Report

Sector Breakdown

Business Services
31.40%
Information/ Knowledge Management
30.17%
Medical/Health Care
12.58%
Consumer Related
10.59%
Industrial Products & Systems
7.90%
Miscellaneous
3.37%
Short Term Investments
3.07%

Top 10 Holdings
The Descartes Systems Group, Inc.	4.54%
Kinaxis, Inc.	4.49%
REA Group Ltd.	4.36%
Interparfums SA	4.29%
Sectra AB	4.28%
AJ Bell plc	4.04%
Towa Pharmaceutical Co. Ltd.	3.91%
Hiday Hidaka Corp.	3.86%
Camtek Ltd.	3.62%
Ambu A/S	3.39%

Key Fund Statistics

(as of March 31, 2026)

Fund Net Assets	$1,264,877,658
Number of Holdings	37
Total Net Advisory Fee	$20,450,704
Portfolio Turnover Rate	16%

What did the Fund invest in?

(% of Net Assets as of March 31, 2026)

Material Changes

Large Redemptions

Subsequent to March 31, 2026, the Fund experienced shareholder redemptions exceeding 25% of the Fund’s Net Assets as of March 31, 2026.

For additional information about the Fund; including its prospectus, summary prospectus, financial information, holdings and proxy information, visit www.browncapital.com/investmentstrategies/internationalsmallcompanyfundinv/.

The Brown Capital Management International Small Company Fund Tailored Shareholder Report

annual Shareholder Report March 31, 2026 The Brown Capital Management International Small Company Fund Institutional Class Shares ticker: BCSFX

This annual shareholder report contains important information about The Brown Capital Management International Small Company Fund, Institutional Class Shares for the period of April 1, 2025 to March 31, 2026. You can find additional information about the Fund at www.browncapital.com/investmentstrategies/internationalsmallcompanyfundinst/. You can also contact us at (877) 892-4226.

What were the Fund costs for the period?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$98	1.07%

How did the Fund Perform?

The Brown Capital Management International Small Company Institutional Class Shares (the “Fund”) returned -15.88% for the fiscal year ended March 31, 2026, compared with +21.88% for the MSCI EAFE® Index and +28.41% for the MSCI All Country World ex USA Small Cap Index. These disappointing results reflect our most challenging period of relative underperformance since the Fund’s inception in 2015.

At the core of our underperformance was a disconnect between company fundamentals and stock price behavior. Across much of the portfolio, our holdings delivered solid operational results, including double-digit revenue growth, strong profitability and continued market share gains. However, stock prices declined as investor sentiment shifted away from growth equities and toward more cyclical sectors.

The market’s reaction to artificial intelligence (AI) was a major driver of this dynamic. Companies tied to AI infrastructure performed strongly, while many software, platform and data-driven businesses experienced significant valuation compression. We estimate that 17 holdings in the portfolio that are exposed to this AI derating are trading at a 75% discount to their 10-year historical average on a free cash flow basis, as of March 31, 2026. In our view, many of these companies are well positioned to benefit from AI, given their proprietary data, embedded workflows and system-of-record characteristics.

Top contributors to return included Camtek and CyberArk. Camtek benefited from strong demand in semiconductor applications tied to AI, while CyberArk’s performance was driven by both solid fundamentals and its acquisition at a premium valuation. Among the largest detractors were Hemnet and VusionGroup on concerns of fundamental weakness.

During the year, we added several new holdings, including Hub24 and Cellebrite, broadening the portfolio’s exposure to financial technology and digital intelligence. We also exited positions such as YouGov and M3 following a reassessment of their long-term prospects.

Cumulative Performance

(based on a hypothetical $500,000 investment)

Brown Capital Management International Small Company Fund - Institutional Class - $1,055,689
MSCI EAFE® Index - $1,174,467
MSCI All Country World ex USA Small Cap Index - $1,127,103
1,300,000
1,200,000
1,100,000
1,000,000
900,000
800,000
700,000
600,000
500,000
400,000
03/31/2016
03/31/2017
03/31/2018
03/31/2019
03/31/2020
03/31/2021
03/31/2022
03/31/2023
03/31/2024
03/31/2025
03/31/2026

Annual Performance

  Average Annual Total Return

	1 Year	5 Years	10 Years
Brown Capital Management International Small Company Fund - Institutional Class	-15.88%	-3.74%	7.76%
MSCI EAFE® Index	21.88%	8.46%	8.91%
MSCI All Country World ex USA Small Cap Index	28.41%	6.16%	8.47%

The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets excluding the U.S. and Canada.

The MSCI All Country World ex US Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small-cap equities across developed and emerging markets, excluding the United States.

For more recent performance information, visit www.browncapital.com/investmentstrategies/internationalsmallcompanyfundinst/#performance.

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The Brown Capital Management International Small Company Fund Tailored Shareholder Report

Sector Breakdown

Top 10 Holdings
The Descartes Systems Group, Inc.	4.54%
Kinaxis, Inc.	4.49%
REA Group Ltd.	4.36%
Interparfums SA	4.29%
Sectra AB	4.28%
AJ Bell plc	4.04%
Towa Pharmaceutical Co. Ltd.	3.91%
Hiday Hidaka Corp.	3.86%
Camtek Ltd.	3.62%
Ambu A/S	3.39%

Key Fund Statistics

(as of March 31, 2026)

Fund Net Assets	$1,264,877,658
Number of Holdings	37
Total Net Advisory Fee	$20,450,704
Portfolio Turnover Rate	16%

What did the Fund invest in?

(% of Net Assets as of March 31, 2026)

Material Changes

Large Redemptions

Subsequent to March 31, 2026, the Fund experienced shareholder redemptions exceeding 25% of the Fund’s Net Assets as of March 31, 2026.

For additional information about the Fund; including its prospectus, summary prospectus, financial information, holdings and proxy information, visit www.browncapital.com/investmentstrategies/internationalsmallcompanyfundinst/.

Item 1. (b)	Not applicable.

Item 2.	Code of Ethics.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e) Not applicable.

(f) The code of ethics is attached hereto as exhibit 19(a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.

As of the date of the report, March 31, 2026, the registrant’s audit committee financial experts are Mr. James H. Speed, Jr., Louis G. Hutt and Claude Z. Demby. Mr. Speed, Mr. Hutt and Mr. Demby are “independent” for purposes of Item 3 of Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)	Audit Fees – Audit fees for the registrant for the fiscal years ended March 31, 2025 and March 31, 2026 are reflected in the table below. These amounts represent aggregate fees billed by the registrant’s independent accountants in connection with the annual audits of the registrant’s financial statements and for services normally provided by the accountant in connection with the registrant’s statutory and regulatory filings.

Fund	2025	2026
The Brown Capital Management Small Company Fund	$15,000	$15,400
The Brown Capital Management International All Company Fund	$13,700	$13,900
The Brown Capital Management International Small Company Fund	$14,500	$13,900

(b)	Audit-Related Fees – There were no additional fees billed in the fiscal years ended March 31, 2025 and March 31, 2026 for assurance and related services by the Accountants that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)	Tax Fees – The tax fees billed in the fiscal years ended March 31, 2025 and March 31, 2026 for professional services rendered by the Accountants for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of each fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2025	2026
The Brown Capital Management Small Company Fund	$3,000	$3,250
The Brown Capital Management International All Company Fund	$3,000	$3,500
The Brown Capital Management International Small Company Fund	$3,000	$3,500

(d)	All Other Fees –There were no other fees billed by the Accountants, which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e)	(1)	The registrant’s Board of Trustees pre-approved the engagement of the Accountants for each of the last two fiscal years at meetings of the audit and compliance committee of the Board of Trustees called for such purpose and will pre-approve any future engagements of the Accountant for each fiscal year thereafter at audit and compliance committee meetings called for such purpose. The charter of the audit and compliance committee states that the committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of the hours expended on the principal account’s engagement to audit the Registrant’s financial statement for the fiscal year ended March 31, 2026 were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	Aggregate non-audit fees billed by the Accountants to the registrant for services rendered during the fiscal years ended March 31, 2025 were $9,000 and March 31, 2026 were $0. There were no non-audit fees billed by the Accountants for services rendered to the registrant’s investment advisers, or any other entity controlling, controlled by, or under common control with the registrant’s investment advisers.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.

(a)	The Registrant’s Schedule of Investments is included as part of the Financial Statements and Financial Highlights filed under Item 7 of this Form.

(b)	Not applicable.

ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Small Company Fund

Investor Class (BCSIX)
(CUSIP Number 115291833)
Institutional Class (BCSSX)
(CUSIP Number 115291403)

International All Company Fund

Investor Class (BCIIX)
(CUSIP Number 115291858)
Institutional Class (BCISX)
(CUSIP Number 115291767)

International Small Company Fund

Investor Class (BCSVX)
(CUSIP Number 115291742)
Institutional Class (BCSFX)
(CUSIP Number 115291759)

FINANCIAL STATEMENTS
AND OTHER INFORMATION

Year Ended March 31, 2026

Financial Statements | March 31, 20261

See Notes to Financial Statements

The Brown Capital Management Small Company Fund

Schedule of InvestmentsMarch 31, 2026

		Shares	Value (Note 1)
COMMON STOCKS - 96.52%

19.44%	Business Services
	Clearwater Analytics Holdings, Inc.(A)	303,651	$7,181,346
	DoubleVerify Holdings, Inc.(A)	416,766	3,959,277
	Guidewire Software, Inc.(A)	91,965	13,754,285
	Intapp, Inc.(A)	83,162	2,136,432
	nCino, Inc.(A)	369,363	5,533,058
	Paycom Software, Inc.	72,874	8,857,106
	Q2 Holdings, Inc.(A)	178,574	8,446,550
	Tyler Technologies, Inc.(A)	37,143	12,717,020
			62,585,074

8.40%	Consumer Related
	Agilysys, Inc.(A)	106,796	7,597,467
	Alarm.com Holdings, Inc.(A)	255,375	11,029,646
	Duolingo, Inc. Class A(A)	25,663	2,529,602
	Mama’s Creations, Inc.(A)	273,784	4,199,847
	Xpel, Inc.	37,328	1,652,137
			27,008,699

17.02%	Industrial Products & Systems
	Badger Meter, Inc.	51,606	7,862,174
	Cognex Corp.	294,334	14,419,423
	Credo Technology Group Holding	11,484	1,078,003
	Energy Recovery, Inc.(A)	419,259	4,221,938
	Loar Holdings, Inc.(A)	54,478	3,121,045
	PDF Solutions, Inc.(A)	76,339	2,497,049
	Sitime Corp.	3,387	1,169,700
	UFP Technologies, Inc.(A)	41,794	8,091,318
	Xometry, Inc.(A)	302,006	12,333,925
			54,794,575

17.88%	Information/Knowledge Management
	AppFolio, Inc.(A)	76,987	12,150,088
	AvePoint, Inc.(A)	174,016	1,654,892
	Datadog, Inc. Class A(A)	126,044	14,879,494
	Manhattan Associates, Inc.(A)	95,209	12,674,222
	Red Violet, Inc.	95,263	3,296,100
	SPS Commerce, Inc.(A)	50,489	2,810,723
	Vertex, Inc.(A)	303,815	3,612,360
	Workiva, Inc.(A)	108,516	6,470,809
			57,548,688

2www.browncapital.com

See Notes to Financial Statements

The Brown Capital Management Small Company Fund

Schedule of InvestmentsMarch 31, 2026

		Shares	Value (Note 1)
COMMON STOCKS - 96.52% (continued)

32.36%	Medical/Health Care
	Axogen, Inc.(A)	198,605	$6,579,784
	Bio-Techne Corp.	215,199	11,246,301
	Corcept Therapeutics, Inc.(A)	71,812	2,894,743
	Cytek Biosciences, Inc.(A)	1,059,515	4,630,081
	Glaukos Corp.(A)	163,917	17,647,304
	Inspire Medical Systems, Inc.(A)	57,388	2,960,073
	Krystal Biotech, Inc.	6,669	1,722,736
	OrthoPediatrics Corp.(A)	229,236	3,637,975
	Repligen Corp.(A)	121,282	14,289,445
	RxSight, Inc.(A)	183,035	1,127,496
	TransMedics Group, Inc.(A)	71,349	7,092,804
	Veeva Systems, Inc. Class A(A)	81,160	14,256,566
	Vericel Corp.(A)	422,178	13,581,466
	Veracyte, Inc.(A)	77,664	2,501,557
			104,168,331

1.42%	Miscellaneous
	CryoPort, Inc.(A)	553,757	4,585,108

96.52%	Total Common Stocks (Cost: $245,946,430)		310,690,475

WARRANTS - 0.00%
0.00%	Health Care
	Abiomed, Inc. - CVR(A)(C)	475,722	—
0.00%	Total Warrants (Cost: $—)		—

SHORT TERM INVESTMENTS - 2.71%
	First American Treasury Obligations Fund - X Class 3.593%(B) (Cost: $8,705,498)	8,705,498	8,705,498

99.23%	Total Investments (Cost: $254,651,928)		319,395,973
0.77%	Other assets, net of liabilities		2,493,262
100.00%	Net Assets		$321,889,235

(A)Non-income producing.

(B)Effective 7 day yield as of March 31, 2026.

(C)The warrant is a Level 3 Security. See Note 1.

CVR - Contingent Value Rights.

Financial Statements | March 31, 20263

See Notes to Financial Statements

The Brown Capital Management International All Company Fund

Schedule of InvestmentsMarch 31, 2026

		Shares	Value (Note 1)
COMMON STOCKS - 95.98%

11.29%	Australia
	Atlassian Corp. Class A(A)	10,547	$719,833
	Cochlear Ltd.	12,398	1,458,881
	HUB24 Ltd.	19,690	1,152,393
	REA Group Ltd.	17,770	1,946,853
			5,277,960
1.58%	Brazil
	Nu Holdings Ltd.	51,401	738,632

6.47%	Canada
	Descartes Systems Group, Inc.(A)	23,849	1,708,227
	Shopify, Inc. Class A(A)	11,111	1,317,987
			3,026,214

3.96%	Denmark
	Novonesis A/S	31,190	1,853,035
			1,853,035

3.39%	France
	Dassault Systemes SE	34,435	697,114
	SAFRAN SA	2,724	891,377
			1,588,491

6.40%	Germany
	Carl Zeiss Meditec AG	18,288	525,652
	Rational AG	1,632	1,197,323
	SAP SE	7,467	1,273,000
			2,995,975

1.71%	Hong Kong
	Kingdee International Software(A)	397,146	440,890
	Kingsoft Corp. Ltd.	123,443	359,666
			800,556

4.68%	Ireland
	Flutter Entertainment plc(A)	7,667	781,651
	Icon plc(A)	12,739	1,409,698
			2,191,349

4.41%	Israel
	Camtek Ltd.	11,487	1,741,544
	Check Point Software Technologies Ltd.(A)	2,267	323,841
			2,065,385

4www.browncapital.com

See Notes to Financial Statements

The Brown Capital Management International All Company Fund

Schedule of InvestmentsMarch 31, 2026

		Shares	Value (Note 1)
COMMON STOCKS - 95.98% (continued)

3.55%	Italy
	Azimut Holding S.p.A	43,772	$1,663,208

7.04%	Japan
	GMO Payment Gateway, Inc.(A)	19,100	998,238
	Kakaku.com, Inc.(A)	55,000	724,025
	M3, Inc.(A)	27,000	277,138
	MonotaRO Co. Ltd.(A)	119,600	1,296,407
			3,295,808

6.20%	Netherlands
	ASML Holding NV	1,656	2,202,088
	Wolters Kluwer NV	9,390	701,326
			2,903,414

1.94%	New Zealand
	Xero Ltd(A)	17,158	906,798

2.57%	Norway
	Vend Marketplace ASA	48,520	1,201,146

1.08%	Poland
	InPost SA(A)	28,413	503,025

1.67%	Spain
	Grifols SA	74,728	781,810

1.00%	Sweden
	Apotea AB(A)	69,683	467,724

11.97%	Switzerland
	Chocoladefabriken Lindt & Spru	89	1,249,736
	Givaudan SA	548	1,853,063
	Partners Group Holding AG	1,192	1,284,786
	Temenos Group AG	13,842	1,213,200
			5,600,785

11.36%	United Kingdom
	AJ Bell plc	339,089	2,122,395
	Diageo plc	24,748	460,240
	RELX plc	42,024	1,376,797
	Wise plc(A)	112,661	1,356,676
			5,316,108

Financial Statements | March 31, 20265

See Notes to Financial Statements

The Brown Capital Management International All Company Fund

Schedule of InvestmentsMarch 31, 2026

		Shares	Value (Note 1)
COMMON STOCKS - 95.98% (continued)

3.71%	Uruguay
	MercadoLibre, Inc.(A)	1,004	$1,735,936

95.98%	Total Common Stocks (Cost: $38,764,962)		44,913,359

SHORT TERM INVESTMENTS - 3.56%
	First American Treasury Obligations Fund - X Class 3.593%(B) (Cost: $1,666,696)	1,666,696	1,666,696

99.54%	Total Investments (Cost: $40,431,658)		46,580,055
0.46%	Other assets, net of liabilities		212,831
100.00%	Net Assets		$46,792,886

(A)Non-income producing.

(B)Effective 7 day yield as of March 31, 2026.

6www.browncapital.com

See Notes to Financial Statements

The Brown Capital Management International Small Company Fund

Schedule of InvestmentsMarch 31, 2026

		Shares	Value (Note 1)
COMMON STOCKS - 96.01%

14.08%	Australia
	HUB24 Ltd.	584,109	$34,186,048
	Pro Medicus Ltd.	376,576	31,036,243
	REA Group Ltd.	503,855	55,201,546
	Technology One Ltd.	1,584,273	30,073,223
	WiseTech Global Ltd.	1,021,860	27,570,370
			178,067,430

9.03%	Canada
	Descartes Systems Group, Inc.(A)	801,599	57,415,947
	Kinaxis, Inc.(A)	562,872	56,809,165
			114,225,112

3.39%	Denmark
	Ambu A/S	4,009,327	42,848,859

12.48%	France
	Interparfums SA(A)	2,039,426	54,234,380
	Lectra	1,873,668	36,445,701
	Planisware SA	1,453,702	24,365,045
	VusionGroup	332,457	42,667,635
			157,712,761

5.50%	Germany
	ATOSS Software SE(A)	340,214	30,221,832
	Evotec AG(A)	3,828,897	19,459,628
	STRATEC Biomedical AG(B)	1,004,882	19,901,917
			69,583,377

1.55%	Hong Kong
	Kingdee International Software(A)	17,666,492	19,612,361

4.28%	India
	CRISIL Ltd.	668,527	26,743,934
	Dr. Lal PathLabs Ltd.	1,971,203	27,455,616
			54,199,550

10.12%	Israel
	Camtek Ltd.	302,055	45,794,559
	Cellebrite DI Ltd.(A)	2,029,801	27,970,658
	Global-e Online Ltd.(A)	939,351	28,978,979
	Nayax Ltd.(A)	448,948	25,320,209
			128,064,405

Financial Statements | March 31, 20267

See Notes to Financial Statements

The Brown Capital Management International Small Company Fund

Schedule of InvestmentsMarch 31, 2026

		Shares	Value (Note 1)
COMMON STOCKS - 96.01% (continued)

3.33%	Italy
	Azimut Holding S.p.A	1,107,476	$42,080,848

14.75%	Japan
	GMO Payment Gateway, Inc.(A)	619,742	32,390,068
	Hiday Hidaka Corp.(A)(B)	2,606,374	48,803,890
	Kakaku.com, Inc.(A)	1,392,587	18,332,131
	SMS Co. Ltd.(A)	320,580	3,391,632
	Software Service, Inc.(A)(B)	470,336	34,300,072
	Towa Pharmaceutical Co. Ltd.(A)	1,920,782	49,411,013
			186,628,806

9.62%	Sweden
	Hemnet Group AB	3,213,043	36,625,417
	MIPS AB	1,259,883	30,914,740
	Sectra AB	2,266,126	54,147,741
			121,687,898

7.88%	United Kingdom
	AJ Bell plc	8,168,627	51,128,316
	PayPoint plc	1,817,753	13,520,750
	Rightmove plc	3,038,189	17,382,328
	Victrex plc	2,336,546	17,697,975
			99,729,369

96.01%	Total Common Stocks (Cost: $1,244,880,060)		1,214,440,776

SHORT TERM INVESTMENTS - 3.07%
	First American Treasury Obligations Fund - X Class 3.593%(C) (Cost: $38,738,563)	38,738,563	38,738,563

99.08%	Total Investments (Cost: $1,283,618,623)		1,253,179,339
0.92%	Other assets, net of liabilities		11,698,319
100.00%	Net Assets		$1,264,877,658

(A)Non-income producing.

(B)Affiliated company - The Fund owns greater than 5% of the outstanding voting shares of this issuer. See Note 1 for more information.

(C)Effective 7 day yield as of March 31, 2026.

8www.browncapital.com

See Notes to Financial Statements

The Brown Capital Management Mutual Funds

Statements of Assets and LiabilitiesMarch 31, 2026

	Small Company Fund	International All Company Fund		International Small Company Fund
Assets:
Unaffiliated investments, at cost	$254,651,928	$40,431,658		$1,120,847,891
Affiliated investments, at cost	—	—		162,770,732
Unaffiliated investments, at value (Note 1)	319,395,973	46,580,055		1,150,173,460
Affiliated investments, at value (Note 1)	—	—		103,005,879
Total investments, at value (Note 1)	319,395,973	46,580,055		1,253,179,339
Foreign cash, at value	—	9,851	*	1,948,145	**
Receivables:
Fund shares sold	101,683	68		686,105
Investments sold	3,089,163	—		8,229,658	**
Dividends, interest and reclaims, at value	41,522	221,991	*	3,787,068	**
Receivable from investment advisor (Note 2)	—	9		—
Prepaid expenses	27,986	24,228		35,194	`
Total Assets	322,656,327	46,836,202		1,267,865,509
Liabilities:
Payables:
Fund shares redeemed	287,276	22		932,303
Foreign capital gains tax	—	—		675,364
Unrealized loss on foreign currency spot trades	—	—		40,307
Accrued expenses:
Advisory fees (Note 2)	325,243	—		1,130,007
Administration, accounting and transfer agent fees (Note 2)	87,927	18,308		28,529
Professional fees	20,110	16,676		16,956
12b-1 fees - Investor Class (Note 2)	24,440	272		27,642
Other expenses	22,096	8,038		136,743
Total Liabilities:	767,092	43,316		2,987,851
Net Assets	$321,889,235	$46,792,886		$1,264,877,658
Net Assets Consist of:
Paid-in-capital	$270,626,937	$43,118,736		$1,390,702,100
Total distributable earnings (accumulated deficits)	51,262,298	3,674,150		(125,824,442)
Net Assets	$321,889,235	$46,792,886		$1,264,877,658

Investor Class:
Net Asset Value, Maximum Offering Price and Redemption Price Per Share	$17.45	$14.33		$19.34
Net Assets	$102,065,333	$1,233,313		$124,609,035
Shares Outstanding , no par value (unlimited shares authorized)	5,850,276	86,081		6,443,462
Institutional Class:
Net Asset Value, Maximum Offering Price and Redemption Price Per Share	$19.88	$14.57		$19.76
Net Assets	$219,823,902	$45,559,573		$1,140,268,623
Shares Outstanding , no par value (unlimited shares authorized)	11,057,041	3,125,931		57,713,613

*At Cost: $9,865 for foreign cash and $219,431 for dividends, interest and reclaims.

**At Cost: $1,966,312 for foreign cash, $8,269,965 for investments sold, and $3,801,538 for dividends, interest and reclaims.

Financial Statements | March 31, 20269

See Notes to Financial Statements

The Brown Capital Management Mutual Funds

Statements of OperationsYear Ended March 31, 2026

	Small Company Fund	International All Company Fund	International Small Company Fund
Investment Income:
Dividends from unaffiliated investments	$623,182	$831,558	$33,112,001
Dividends from affiliated investments (Note 1)	—	—	8,480,884
Tax reclaim income from unaffiliated investments	—	54,400	573,663
Tax reclaim income from affiliated investments (Note 1)	—	—	162,898
Interest	825,491	64,539	1,468,183
Foreign tax withheld from unaffiliated investments	—	(153,711)	(2,877,623)
Foreign tax withheld from affiliated investments (Note 1)	—	—	(771,539)
Total Investment Income	1,448,673	796,786	40,148,467

Expenses:
Advisory fees (Note 2)	6,667,114	630,659	20,450,704
Fund accounting and administration fees (Note 2)	215,116	220,299	228,966
Transfer agent fees (Note 2)	898,142	22,864	200,919
Custody fees	97,379	43,302	549,109
Registration fees	78,339	43,000	89,998
12b-1 fees - Investor Class (Note 2)	525,635	4,252	399,698
Professional fees	96,528	94,448	94,499
Trustees’ fees and expenses (Note 8)	115,327	120,861	115,566
Compliance services fees (Note 2)	36,153	33,261	36,154
Printing fees	73,113	27,405	64,322
Other expenses	14,364	7,718	19,424
Total expenses	8,817,210	1,248,069	22,249,359
Fees waived by the Advisor - Investor Class (Note 2)	—	(13,380)	—
Fees waived by the Advisor - Institutional Class (Note 2)	—	(529,905)	—
Net expenses	8,817,210	704,784	22,249,359
Net Investment Income (loss)	(7,368,537)	92,002	17,899,108
Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on unaffiliated investments	211,910,921	1,266,952	81,446,184
Net realized gain (loss) on affiliated investments (Note 1)	—	—	(35,985,965)
Net realized gain (loss) on foreign currency transactions	—	2,532	(191,802)
Net change in unrealized appreciation (depreciation) of unaffiliated investments	(257,481,548)	(8,008,294)	(287,571,589)
Net change in unrealized appreciation (depreciation) of affiliated investments (Note 1)	—	—	(24,167,130)
Net change in unrealized appreciation (depreciation) of foreign currency translations	—	(14)	(18,162)
Net change in unrealized foreign capital gains tax	—	—	(785,584)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	(45,570,627)	(6,738,824)	(267,274,048)
Net Increase (Decrease) in Net Assets Resulting From Operations	$(52,939,164)	$(6,646,822)	$(249,374,940)

10www.browncapital.com

See Notes to Financial Statements

The Brown Capital Management Mutual Funds

Statements of Changes in Net Assets

	Small Company Fund		International All Company Fund
	Year Ended March 31, 2026	Year Ended March 31, 2025	Year Ended March 31, 2026	Year Ended March 31, 2025
Increase (Decrease) in Net Assets From

Operations:
Net investment income (loss)	$(7,368,537)	$(14,602,759)	$92,002	$(32,551)
Net realized gain (loss) on investments and foreign currency	211,910,921	577,345,488	1,269,484	(1,145,261)
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(257,481,548)	(613,971,102)	(8,008,308)	(3,218,348)
Net Increase (Decrease) in Net Assets From Operations	(52,939,164)	(51,228,373)	(6,646,822)	(4,396,160)
Distributions to Shareholders: (Note 4)
Investor
Distributable earnings	(130,336,322)	(159,938,725)	—	—
Institutional
Distributable earnings	(166,481,253)	(270,207,545)	—	—
Decrease in Net Assets from Distributions	(296,817,575)	(430,146,270)	—	—
Capital Share Transactions:
Shares sold
Investor	36,478,553	67,654,642	294,045	1,927,306
Institutional	63,463,291	172,016,829	858,399	36,649,113
Reinvested dividends and distributions
Investor	127,774,123	153,383,730	—	—
Institutional	162,615,092	257,228,861	—	—
Shares redeemed
Investor(a)(c)	(233,910,909)	(356,755,383)	(510,843)	(2,164,844)
Institutional(b)(c)	(318,939,433)	(1,138,347,285)	(20,335,553)	(29,537,306)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(162,519,283)	(844,818,606)	(19,693,952)	6,874,269
Net Increase (Decrease) in Net Assets	(512,276,022)	(1,326,193,249)	(26,340,774)	2,478,109
Net Assets:
Beginning of year	834,165,257	2,160,358,506	73,133,660	70,655,551
End of year	$321,889,235	$834,165,257	$46,792,886	$73,133,660
(a) Includes Redemption fees of:				$24
(b) Includes Redemption fees of:				$2,241

(c)Effective July 29, 2024, the International All Company Fund and the International Small Company Fund ceased charging a redemption fee. Prior to July 29, 2024, redemption price per share may have been reduced for any applicable redemption fees. For a description of the possible redemption fees, see Note 1.

Financial Statements | March 31, 202611

See Notes to Financial Statements

The Brown Capital Management Mutual Funds

Statements of Changes in Net Assets

	Small Company Fund		International All Company Fund
	Year Ended March 31, 2026	Year Ended March 31, 2025	Year Ended March 31, 2026	Year Ended March 31, 2025
Share Information:
Investor Class:
Shares sold	1,057,207	1,150,178	16,662	111,503
Reinvested distributions	5,773,797	2,886,408	—	—
Shares redeemed	(8,615,067)	(5,616,612)	(30,142)	(123,466)
Net Increase (Decrease) in Capital Shares	(1,784,063)	(1,580,026)	(13,480)	(11,963)
Shares outstanding, beginning of year	7,634,339	9,214,365	99,561	111,524
Shares Outstanding, End of Year	5,850,276	7,634,339	86,081	99,561
Share Information:
Institutional Class:
Shares sold	1,797,785	2,625,930	49,771	2,098,274
Reinvested distributions	6,452,980	4,545,483	—	—
Shares redeemed	(8,405,848)	(16,683,192)	(1,227,497)	(1,716,501)
Net Increase (Decrease) in Capital Shares	(155,083)	(9,511,779)	(1,177,726)	381,773
Shares outstanding, beginning of year	11,212,124	20,723,903	4,303,657	3,921,884
Shares Outstanding, End of Year	11,057,041	11,212,124	3,125,931	4,303,657

12www.browncapital.com

See Notes to Financial Statements

The Brown Capital Management Mutual Funds

Statements of Changes in Net Assets

	International Small Company Fund
	Year Ended March 31, 2026	Year Ended March 31, 2025
Increase (Decrease) in Net Assets From

Operations:
Net investment income (loss)	$17,899,108	$(88,978)
Net realized gain (loss) on investments and foreign currency	45,268,417	79,920,369
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(312,542,465)	(32,319,817)
Net Increase (Decrease) in Net Assets From Operations	(249,374,940)	47,511,574
Distributions to Shareholders: (Note 4)
Investor
Distributable earnings	(570,496)	—
Institutional
Distributable earnings	(11,168,578)	—
Decrease in Net Assets from Distributions	(11,739,074)	—
Capital Share Transactions:
Shares sold
Investor	90,005,301	23,100,596
Institutional	159,349,242	239,550,213
Reinvested dividends and distributions
Investor	533,864	—
Institutional	8,363,740	—
Shares redeemed
Investor(a)(c)	(59,422,253)	(64,119,589)
Institutional(b)(c)	(705,738,741)	(375,588,518)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(506,908,847)	(177,057,298)
Net Increase (Decrease) in Net Assets	(768,022,861)	(129,545,724)
Net Assets:
Beginning of year	2,032,900,519	2,162,446,243
End of year	$1,264,877,658	$2,032,900,519
(a) Includes Redemption fees of:		$1,491
(b) Includes Redemption fees of:		$2,351

(c)Effective July 29, 2024, the International All Company Fund and the International Small Company Fund ceased charging a redemption fee. Prior to July 29, 2024, redemption price per share may have been reduced for any applicable redemption fees. For a description of the possible redemption fees, see Note 1.

Financial Statements | March 31, 202613

See Notes to Financial Statements

The Brown Capital Management Mutual Funds

Statements of Changes in Net Assets

	International Small Company Fund
	Year Ended March 31, 2026	Year Ended March 31, 2025
Share Information:
Investor Class:
Shares sold	3,575,449	967,708
Reinvested distributions	27,462	—
Shares redeemed	(2,463,263)	(2,722,454)
Net Increase (Decrease) in Capital Shares	1,139,648	(1,754,746)
Shares outstanding, beginning of year	5,303,814	7,058,560
Shares Outstanding, End of Year	6,443,462	5,303,814
Share Information:
Institutional Class:
Shares sold	6,464,351	9,984,669
Reinvested distributions	421,135	—
Shares redeemed	(29,688,694)	(15,515,294)
Net Increase (Decrease) in Capital Shares	(22,803,208)	(5,530,625)
Shares outstanding, beginning of year	80,516,821	86,047,446
Shares Outstanding, End of Year	57,713,613	80,516,821

14www.browncapital.com

See Notes to Financial Statements

The Brown Capital Management Small Company Fund

Financial HighlightsFor a share outstanding throughout the years presented.

	Years Ended March 31,
Investor Class	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Year	$42.60	$70.13	$70.41	$99.97	$125.17
Income (Loss) from Investment Operations:
Net investment income (loss)(a)	(0.44)	(0.70)	(0.76)	(0.88)	(1.45)
Net realized and unrealized gain (loss) on investments	(1.12)	(0.10)	7.01	(20.90)	(12.90)
Total from Investment Operations	(1.56)	(0.80)	6.25	(21.78)	(14.35)
Less Distributions:
Distributions (from capital gains)	(23.59)	(26.73)	(6.53)	(7.78)	(10.85)
Total Distributions	(23.59)	(26.73)	(6.53)	(7.78)	(10.85)
Net Asset Value, End of Year	$17.45	$42.60	$70.13	$70.41	$99.97

Total Return(b)	(15.37%)	(8.70%)	9.81%	(21.26%)	(12.41%)

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$102,065	$325,208	$646,205	$822,783	$1,449,535
Ratio of Expenses to Average Net Assets(c)	1.44%	1.32%	1.31%	1.28%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.23%)	(1.12%)	(1.07%)	(1.13%)	(1.20%)
Portfolio Turnover Rate	13%	11%	12%	22%	14%

(a)Calculated using average shares method.

(b)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)Includes 12b-1 Plan expenses, based upon the 12b-1 Plan adopted by the Fund on December 1, 2011.

Financial Statements | March 31, 202615

See Notes to Financial Statements

The Brown Capital Management Small Company Fund

Financial HighlightsFor a share outstanding throughout the years presented.

	Years Ended March 31,
Institutional Class	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Year	$45.39	$73.06	$72.94	$103.07	$128.45
Income (Loss) from Investment Operations:
Net investment income (loss)(a)	(0.40)	(0.61)	(0.64)	(0.74)	(1.24)
Net realized and unrealized gain (loss) on investments	(1.52)	(0.33)	7.29	(21.61)	(13.29)
Total from Investment Operations	(1.92)	(0.94)	6.65	(22.35)	(14.53)
Less Distributions:
Distributions (from capital gains)	(23.59)	(26.73)	(6.53)	(7.78)	(10.85)
Total Distributions	(23.59)	(26.73)	(6.53)	(7.78)	(10.85)
Net Asset Value, End of Year	$19.88	$45.39	$73.06	$72.94	$103.07

Total Return(b)	(15.20%)	(8.52%)	10.03%	(21.17%)	(12.23%)

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$219,824	$508,958	$1,514,154	$2,681,732	$3,903,646
Ratio of Expenses to Average Net Assets	1.24%	1.12%	1.11%	1.08%	1.05%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.03%)	(0.91%)	(0.87%)	(0.93%)	(1.00%)
Portfolio Turnover Rate	13%	11%	12%	22%	14%

(a)Calculated using average shares method.

(b)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

16www.browncapital.com

See Notes to Financial Statements

The Brown Capital Management International All Company Fund

Financial HighlightsFor a share outstanding throughout the years presented.

	Years Ended March 31,
Investor Class	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Year	$16.37	$17.32	$14.28	$16.06	$17.51
Income (Loss) from Investment Operations:
Net investment income (loss)(a)	(0.02)	(0.05)	(0.04)	(0.03)	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currencies	(2.02)	(0.90)	3.08	(1.60)	(1.26)
Total from Investment Operations	(2.04)	(0.95)	3.04	(1.63)	(1.32)
Less Distributions:
Distributions (from net investment income)	—	—	—	—	(0.01)
Distributions (from capital gains)	—	—	—	(0.15)	(0.12)
Total Distributions	—	—	—	(0.15)	(0.13)
Redemption Fees Added to Paid-in Capital (Note1)(a)(e)	—	— (b)	— (b)	— (b)	— (b)
Net Asset Value, End of Year	$14.33	$16.37	$17.32	$14.28	$16.06

Total Return(c)	(12.46%)	(5.48%)	21.29%	(10.06%)	(7.68%)

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$1,233	$1,630	$1,931	$2,492	$2,618
Ratio of Expenses to Average Net Assets
Excluding Fee Waivers and Reimbursements(d)	2.04%	1.95%	1.88%	1.90%	1.58%
Ratio of Expenses to Average Net Assets
Including Fee Waivers and Reimbursements(d)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.12%)	(0.27%)	(0.25%)	(0.25%)	(0.34%)
Portfolio Turnover Rate	15%	56%	12%	20%	8%

(a)Calculated using average shares method.

(b)Less than 0.005 per share.

(c)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)Includes 12b-1 Plan expenses, based upon the 12b-1 Plan adopted by the Fund on December 1, 2011.

(e) Effective July 29, 2024, the International All Company Fund ceased charging a redemption fee. Prior to July 29, 2024, redemption price per share may have been reduced for any applicable redemption fees. For a description of the possible redemption fees, see Note 1.

Financial Statements | March 31, 202617

See Notes to Financial Statements

The Brown Capital Management International All Company Fund

Financial HighlightsFor a share outstanding throughout the years presented.

	Years Ended March 31,
Institutional Class	2026	2025	2024	2023		2022
Net Asset Value, Beginning of Year	$16.61	$17.52	$14.43	$16.18		$17.59
Income (Loss) from Investment Operations:
Net investment income (loss)(a)	0.02	(0.01)	(0.01)	—	(d)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currencies	(2.06)	(0.90)	3.10	(1.60)		(1.25)
Total from Investment Operations	(2.04)	(0.91)	3.09	(1.60)		(1.28)
Less Distributions:
Distributions (from net investment income)	—	—	—	—		(0.01)
Distributions (from capital gains)	—	—	—	(0.15)		(0.12)
Total Distributions	—	—	—	(0.15)		(0.13)
Redemption Fees Added to Paid-in Capital (Note 1)(a)(e)	—	— (b)	— (b)	—	(b)	— (b)
Net Asset Value, End of Year	$14.57	$16.61	$17.52	$14.43		$16.18

Total Return(c)	(12.28%)	(5.19%)	21.41%	(9.80%)		(7.42%)

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$45,560	$71,504	$68,724	$61,259		$66,099
Ratio of Expenses to Average Net Assets
Excluding Fee Waivers and Reimbursements	1.78%	1.69%	1.64%	1.64%		1.34%
Ratio of Expenses to Average Net Assets
Including Fee Waivers and Reimbursements	1.00%	1.00%	1.00%	1.00%		1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.14%	(0.04%)	(0.03%)	0.00	%(d)	(0.14%)
Portfolio Turnover Rate	15%	56%	12%	20%		8%

(a)Calculated using average shares method.

(b)Less than 0.005 per share.

(c)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)Less than 0.005 percent.

(e)Effective July 29, 2024, the International All Company Fund ceased charging a redemption fee. Prior to July 29, 2024, redemption price per share may have been reduced for any applicable redemption fees. For a description of the possible redemption fees, see Note 1.

18www.browncapital.com

See Notes to Financial Statements

The Brown Capital Management International Small Company Fund

Financial HighlightsFor a share outstanding throughout the years presented.

	Years Ended March 31,
Investor Class	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Year	$23.16	$22.77	$19.95	$22.05	$25.03
Income (Loss) from Investment Operations:
Net investment income (loss)(a)	0.11	(0.05)	(0.05)	(0.04)	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currencies	(3.84)	0.44	2.87	(2.06)	(1.54)
Total from Investment Operations	(3.73)	0.39	2.82	(2.10)	(1.60)
Less Distributions:
Distributions (from net investment income)	(0.09)	—	—	—	—
Distributions (from capital gains)	—	—	—	—	(1.39)
Total Distributions	(0.09)	—	—	—	(1.39)
Redemption Fees Added to Paid-in Capital (Note1)(a)(e)	—	— (b)	— (b)	— (b)	0.01
Net Asset Value, End of Year	$19.34	$23.16	$22.77	$19.95	$22.05

Total Return(c)	(16.11%)	1.71%	14.14%	(9.52%)	(7.30%)

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$124,609	$122,843	$160,694	$163,538	$195,057
Ratio of Expenses to Average Net Assets(d)	1.32%	1.31%	1.31%	1.31%	1.30%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.45%	(0.21%)	(0.25%)	(0.20%)	(0.22%)
Portfolio Turnover Rate	16%	10%	15%	19%	8%

(a)Calculated using average shares method.

(b)Less than 0.005 per share.

(c)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)Includes 12b-1 Plan expenses, based upon the 12b-1 Plan adopted by the Fund on September 30, 2015.

(e)Effective July 29, 2024, the International Small Company Fund ceased charging a redemption fee. Prior to July 29, 2024, redemption price per share may have been reduced for any applicable redemption fees. For a description of the possible redemption fees, see Note 1.

Financial Statements | March 31, 202619

See Notes to Financial Statements

The Brown Capital Management International Small Company Fund

Financial HighlightsFor a share outstanding throughout the years presented.

	Years Ended March 31,
Institutional Class	2026	2025	2024		2023		2022
Net Asset Value, Beginning of Year	$23.72	$23.26	$20.34		$22.43		$25.39
Income (Loss) from Investment Operations:
Net investment income (loss)(a)	0.23	— (b)	(—	)(b)	0.01		0.01
Net realized and unrealized gain (loss) on investments and foreign currencies	(4.00)	0.46	2.92		(2.10)		(1.58)
Total from Investment Operations	(3.77)	0.46	2.92		(2.09)		(1.57)
Less Distributions:
Distributions (from net investment income)	(0.19)	—	(—	)(b)	(—	)(b)	—
Distributions (from capital gains)	—	—	—		—		(1.39)
Total Distributions	(0.19)	—	(—	)(b)	(—	)(b)	(1.39)
Redemption Fees Added to Paid-in Capital (Note 1)(a)(e)	—	— (b)	—	(b)	—	(b)	— (b)
Net Asset Value, End of Year	$19.76	$23.72	$23.26		$20.34		$22.43

Total Return(c)	(15.88%)	1.98%	14.37%		(9.30%)		(7.11%)

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$1,140,269	$1,910,057	$2,001,753		$2,141,079		$2,560,435
Ratio of Expenses to Average Net Assets	1.07%	1.06%	1.06%		1.06%		1.05%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.91%	0.01%	0.00%		0.04%		0.04%
Portfolio Turnover Rate	16%	10%	15%		19%		8%

(a)Calculated using average shares method.

(b)Less than 0.005 per share.

(c)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)Effective July 29, 2024, the International Small Company Fund ceased charging a redemption fee. Prior to July 29, 2024, redemption price per share may have been reduced for any applicable redemption fees. For a description of the possible redemption fees, see Note 1.

20www.browncapital.com

The Brown Capital Management Mutual Funds

Notes to Financial Statements March 31, 2026

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Brown Capital Management Small Company Fund (“Small Company Fund”), The Brown Capital Management International All Company Fund (“International All Company Fund”) and The Brown Capital Management International Small Company Fund (“International Small Company Fund”) (each a “Fund” and collectively the “Funds”) are each a series portfolio of Brown Capital Management Mutual Funds (the “Trust”). The Trust is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-ended management investment company. Each of the Funds in this report are classified as a diversified, open-end management investment company, as those terms are defined in the 1940 Act. The Funds currently offer Investor Class and Institutional Class Shares.

The primary investment objective of the Small Company Fund is to seek long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. The Small Company Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of those companies with operating revenues of $500 million or less at the time of initial investment.

The primary investment objective of the International All Company Fund is to seek long‐term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. The International All Company Fund seeks to achieve its investment objective by investing substantially all of its assets in equity securities of non‐U.S. based companies.

The primary investment objective of the International Small Company Fund is to seek long‐term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. The International Small Company Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of non‐U.S. based companies with total operating revenues of $500 million or less at the time of the initial investment.

Income, expenses (other than distribution and service fees, which were only attributable to the Investor Shares), and realized and unrealized gains or losses on investments and foreign currencies were allocated to each class of shares based upon its relative net assets.

The Funds are each deemed to be individual reporting segments and are not part of a consolidated reporting entity. The objective and strategy, as outlined in each Fund’s prospectus under the heading “Principal Investment Strategies”, are used by Brown Capital Management, LLC (the “Advisor”) to make investment decisions, and the results of the Funds’ operations, as shown in its Statements of Operations and Financial Highlights, is the information utilized for the day-to-day management of the Funds. The Funds and the Advisor are parties to expense agreements as disclosed in the Notes to the Financial Statements, and resources are not allocated to the Funds based on performance measurements. Due to the significance of oversight and its role in the Fund’s management, each Fund’s portfolio manager is deemed to be the Chief Operating Decision Maker.

The following accounting policies have been consistently followed by the Funds and are in conformity with United States generally accepted accounting principles (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

Investment Valuation

The Funds’ investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time, Monday through Friday. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Other securities that are traded in the domestic over‐the‐counter market and listed securities for which last sales price is available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the most recent bid price.

Foreign securities are valued using a third-party fair valuation vendor, Intercontinental Exchange Data Pricing & Reference Data, LLC (“ICE”), which applies proprietary models that consider multiple factors, including movements in the U.S. securities markets, relevant indices, and other applicable market data. With respect to the International All Company Fund and the International Small Company Fund, the Trust’s Board of Trustees (the “Board”) has determined that it is appropriate for the Trust to engage ICE to use its Fair Valuation Information Service “FVIS NY Close” (the “FVIS Service”). The FVIS Service is used on a daily basis for each foreign equity security, not traded in the Eastern Time Zone in the portfolios unless the Valuation Designee determines that its use is not appropriate on a particular day for a given security. When a predefined U.S. market movement threshold, established by the Advisor’s valuation policies, is exceeded, ICE fair values non-U.S. securities based on their correlation with U.S. market movements. This methodology may also be applied when a local market is closed for a holiday or other reason. The Advisor may review ICE’s pricing outputs and, if deemed unreliable, escalate for potential valuation committee consideration.

Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Board. The Board has appointed the Advisor as valuation designee to be responsible for all fair value determinations for the Funds. Fair value pricing may be used, for example, in situations where (i)

Financial Statements | March 31, 202621

The Brown Capital Management Mutual Funds

Notes to Financial Statements March 31, 2026

a security, such as a small-cap stock, mid-cap stock, or foreign security, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security prior to time as of which a Fund calculates its net asset value; (iii) the exchange on which the security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to time as of which a Fund calculates its net asset value. A security’s “fair value” price may differ from the price next available for that security using the Funds’ normal pricing procedures. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Fair Value Measurement

In accordance with GAAP, the Funds use a three‐tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Funds to measure fair value during the year ended March 31, 2026, maximized the use of observable inputs and minimized the use of unobservable inputs.

The following is a summary of the inputs used in valuing the Funds’ assets as of March 31, 2026:

Small Company Fund:
	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3		Total
Common Stocks	$310,690,475	$—	$—		$310,690,475
Warrants	—	—	—	*	—
Short Term Investments	8,705,498	—	—		8,705,498
Total	$319,395,973	$—	$—		$319,395,973

International All Company Fund:
	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3		Total
Common Stocks	$10,477,348	$34,436,011	$—		$44,913,359
Short Term Investments	1,666,696	—	—		1,666,696
Total	$12,144,044	$34,436,011	$—		$46,580,055

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The Brown Capital Management Mutual Funds

Notes to Financial Statements March 31, 2026

International Small Company Fund:
	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$216,969,307	$997,471,469	$—	$1,214,440,776
Short Term Investments	38,738,563	—	—	38,738,563
Total	$255,707,870	$997,471,469	$—	$1,253,179,339

*The Level 3 Security has zero value.

Refer to the Funds’ Schedule of Investments for a listing of security types and sectors. Securities traded on Canadian and United States exchanges are classified as Level 1, while all other securities are classified as Level 2.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities.

Foreign Currency Translation (International All Company Fund and International Small Company Fund)

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain/(loss) or unrealized appreciation/(depreciation) from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign taxes withheld, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Foreign Currency Spot Contracts (International All Company Fund and International Small Company Fund)

Derivative instruments include foreign currency spot trades. The Funds may enter into such derivative instruments primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a foreign currency spot contract the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price typically within two business days. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the exchange rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments often involve market risk, credit risk, or both risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks may also arise from the possible inability of counterparties to meet the terms of their contracts and from unanticipated movements in currency and securities values and interest rates.

Affiliated Companies

If a Fund owns 5% or more of the outstanding voting securities, either directly or indirectly, of a particular issuer, the 1940 Act deems such an issuer to be an “affiliate” of the Fund. As of or during the year ended March 31, 2026, the International Small Company Fund owned 5% or more of the outstanding voting securities of the issuers identified in the table below and therefore those issuers are considered affiliates of that Fund for purposes of the 1940 Act.

International Small Company Fund

Security Name	Market Value as of March 31, 2025	Purchases	Sales	Market Value as of March 31, 2026	Share Balance as of March 31, 2026	Dividends*	Change in Unrealized Gain (Loss)	Realized Gain/(Loss)
Hiday Hidaka Corp.	$54,631,107	$3,747,603	$(10,611,451)	$48,803,890	2,606,374	$901,432	$541,230	$495,401
Software Service, Inc.	37,281,544	1,413,185	(1,871,296)	34,300,072	470,336	460,536	(2,384,689)	(138,672)
STRATEC Biomedical AG	27,470,100	1,786,283	(2,089,739)	19,901,917	1,004,882	631,606	2,844,784	(10,109,511)
TOTAL	$119,382,751			$103,005,879	4,081,592	$1,993,574	$1,001,325	$(9,752,782)

Investments no longer affiliated as of March 31, 2026
Lectra	$86,217,378	$4,664,173	$(29,058,437)	$36,445,701	1,873,668	$1,152,098	$(8,765,745)	$(16,611,668)
MIPS AB	54,188,908	3,432,573	(6,424,199)	30,914,740	1,259,883	807,725	(15,146,536)	(5,136,006)
PayPoint PLC	26,505,137	1,907,925	(9,150,629)	13,520,750	1,817,753	3,918,846	(1,256,174)	(4,485,509)
TOTAL	166,911,423			80,881,191	4,951,304	5,878,669	(25,168,455)	(26,233,183)
GRAND TOTAL	$286,294,174			$183,887,070	9,032,896	$7,872,243	$(24,167,130)	$(35,985,965)

*Net of reclaims and foreign taxes withheld.

Financial Statements | March 31, 202623

The Brown Capital Management Mutual Funds

Notes to Financial Statements March 31, 2026

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex‐dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the high cost basis, which is the same basis used for federal income tax purposes. The Funds accrue any taxes withheld from foreign investments by foreign countries. Amounts that may be reclaimed are recorded as receivables and amounts that may not be reclaimed are recorded at the same time as the related income on each income recognition date if the tax rated is fixed and known. When investment income is received net of the tax withheld, a separate realized foreign currency gain or loss is computed on the gross income receivable and the accrued tax expense. If the tax rate is not known or estimable, such expense or receivable is recorded on the date that the net amount is received.

Expenses

Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general Trust expenses, which are allocated according to methods reviewed annually by the Trustees. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a particular Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measurement. Fees provided under the distribution (Rule 12b‐1) and/or shareholder service plans for a particular class of the Funds’ are charged to the operations of such class.

Dividend Distributions

Each of the Funds may declare and distribute dividends from net investment income (if any) annually. Distributions from capital gains (if any) are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on ex‐date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP.

Warrants

The Funds may invest in warrants. Warrants are options to purchase equity securities at a specific price, or receive contingent payments, for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period. Actual results could differ from those estimates. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

Foreign Taxes

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains earned.

Fees on Redemptions

Effective July 29, 2024, the International All Company Fund and the International Small Company Fund ceased assessing a redemption fee. Prior to July 29, 2024, shares of the International All Company Fund and the International Small Company Fund were assessed a fee of 2.00% of redemption amount if such shares are redeemed within 60 days of purchase. The redemption fee is paid directly to the Fund and is intended to offset the cost of liquidating a shareholders’ investment in the Fund, discourage short-term trading of shares, and protect long-term shareholders – the redemption fee is not a sales charge or other fee intended to finance sales or marketing expenses. No redemption fee will be imposed on redemptions initiated by the Funds. Redemption fees are disclosed on the Statements of Changes in Net Assets.

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The Brown Capital Management Mutual Funds

Notes to Financial Statements March 31, 2026

2. TRANSACTIONS WITH RELATED PARTIES AND OTHER SERVICE PROVIDERS

Advisor

Each Fund pays a monthly advisory fee to the Advisor based upon the average daily net assets of each Fund and is calculated at the following annual rates:

	Advisory Fees		Expense Limitation Ratio	Advisory Fees Waived	Expenses Reimbursed
Fund	Average Net Assets	Rate
Small Company Fund	On all net assets	1.00%	1.25%	$—	$—
International All Company Fund	First $100 million	0.90%	1.00%	543,285	—
	Over $100 million	0.75%	1.00%	—	—
International Small Company Fund	On all net assets	1.00%	1.15%	—	—

In the interest of limiting expenses of the Funds, the Advisor has entered into expense limitation agreements with the Trust, with respect to each of the Funds (“Expense Limitation Agreements”), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Funds (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Fund’s business, and amounts, if any, payable under a Rule 12b‐1 distribution plan) do not exceed certain limits, which are (at the time this report is being produced) for the Small Company Fund, the International All Company Fund and the International Small Company Fund, 1.25%, 1.00% and 1.15% of the average daily net assets of those Funds, respectively. The Expense Limitation Agreements are in effect until July 31, 2026, and may only be terminated prior to that date by the Advisor and the Board only by mutual written consent.

Each of the Funds may reimburse the Advisor the management fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreements during any of the previous three (3) years, provided that the particular fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the particular fund to exceed the lesser of the percentage limits in place at the time of the waiver and/or reimbursement or current waiver and/or reimbursement arrangement. Consequently, no reimbursement by any of the Funds will be made unless: (i) the particular fund’s assets exceed $20 million for the Funds; (ii) the particular fund’s total annual expense ratio is less than the percentage described above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.

Fund	Expires 2027	Expires 2028	Expires 2029
Small Company Fund	$—	$—	$—
International All Company Fund	436,788	510,495	543,285
International Small Company Fund	—	—	—

Administrator, Transfer Agent and Fund Accountant

As compensation for its services to the Trust, fees to Commonwealth Fund Services, Inc. (“CFS”) are computed daily and paid monthly. For its services, CFS is paid $500,000 by the Trust per year for Administration and Fund accounting and $12,000 per Fund per year for Regulatory Compliance. Transfer Agency fees are based on the number and the type of accounts serviced, subject to an annual minimum of $15,000 per Fund. In addition, the Trust shall reimburse CFS from the assets of each Fund for certain reasonable expenses incurred by CFS on behalf of each Fund individually in connection with the performance of the Administration Agreement. For the year ended March 31, 2026, the following fees were paid by the Funds to CFS:

Fund	Fund Accounting and Administration	Transfer Agent
Small Company Fund	$178,667	$854,975
International All Company Fund	178,667	8,925
International Small Company Fund	178,667	147,690

Compliance Services

The principal owner of Watermark Solutions, LLC serves as the Trust’s Chief Compliance Officer pursuant to an agreement with the Trust. As compensation for its services to the Trust, Watermark Solutions, LLC receives an annual compliance services fee. CFS provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a‐1 under the 1940 Act. CFS is compensated under the Administration Agreement for these services.

Distributor

ALPS Distributors, Inc. (the “Distributor”) serves as the Funds’ distributor. The Distributor acts as the principal underwriter of the Trust’s shares.

Financial Statements | March 31, 202625

The Brown Capital Management Mutual Funds

Notes to Financial Statements March 31, 2026

12b‐1 Plan

Each Fund has adopted, with respect to its Investor Class shares, a plan pursuant to Rule 12b‐1 under the 1940 Act (each a “Plan” and collectively, the “Plans”) under which each Fund may incur expenses related to distribution of its shares and for services provided to shareholders. Payments under a Plan are made to the distributor, which uses them to pay distribution and shareholder service expenses on behalf of and as agent of the Fund. The amount payable by the International All Company Fund and the International Small Company Fund under the Plan is 0.25% of average daily net assets for the year and 0.20% of average daily net assets for the Small Company Fund. The Plans are compensation plans, which means that payments are made to the Distributor regardless of 12b‐1 expenses actually incurred. Therefore, payments under a Plan may exceed distribution and shareholder service expenses incurred pursuant to the Plan. The Distributor may reimburse the Advisor for expenditures that it incurs for marketing and distributions related services for the Funds. It is also possible that 12b‐1 expenses for a period will exceed the payments made to the Distributor by the Funds, in which case the Advisor may pay such excess expenses out of its own resources. The Plans require that the Distributor act in the Funds’ best interests in expending the payments it receives from the Funds and use payments solely for the purpose of paying distribution expenses on behalf of the Funds. The Funds’ Distributor verifies all payment amounts to be made to brokers that have properly executed dealer agreements with the Funds before such payments are made.

Legal Counsel to the Trust

Practus LLP, serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is the managing partner of Practus LLP, but he receives no direct special compensation from the Trust or the Funds for serving as an officer of the Trust.

Any Trustee and/or officer of the Trust that also is an employee and/or officer of the Advisor does not receive compensation from the Trust for serving in such roles.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended March 31, 2026, the aggregate cost of purchases and proceeds from sales of investment securities, excluding short‐term securities, are shown in the following table.

Fund	Purchases of Securities	Proceeds From Sales of Securities
Small Company Fund	$82,482,025	$534,733,733
International All Company Fund	9,916,437	28,902,809
International Small Company Fund	319,515,103	850,848,399

4. FEDERAL INCOME TAX

In December 2023, the FASB issued Accounting Standards Update (“ASU”) 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures. The ASU requires public entities, on an annual basis, to provide income tax disclosures, including income taxes paid disaggregated by jurisdiction. This ASU also includes certain other amendments to improve the effectiveness of income tax disclosures. The ASU is effective for annual period beginning after December 15, 2024. Management has determined that there is no material impact of the ASU on the Funds’ financial statements.

Distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The Funds recognize the tax benefit or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management reviewed the tax positions in the open tax years of 2023‐2025 and as of and during the year ended March 31, 2026, and determined that the Funds do not have a liability for uncertain tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

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The Brown Capital Management Mutual Funds

Notes to Financial Statements March 31, 2026

Reclassifications to paid-in capital relate primarily to differing book/tax treatment of ordinary net investment losses and the utilization of earnings and profits distributed to shareholders on redemption of shares. For the year ended March 31, 2026, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character.

Fund	Paid-in Capital	Total Distributable Earnings
Small Company Fund	$118,343,619	$(118,343,619)
International All Company Fund	—	—
International Small Company Fund	4,042,576	(4,042,576)

At March 31, 2026, the tax‐basis cost of investments was as follows:

	Small Company Fund	International All Company Fund	International Small Company Fund
Gross unrealized appreciation (excess of value over tax cost)	$134,271,525	$11,154,916	$264,137,122
Gross unrealized depreciation (excess of tax cost over value)	(81,721,689)	(6,619,020)	(307,900,880)
Net appreciation (depreciation) of foreign currency and unrealized foreign capital gains tax	—	(14)	(2,712,483)
Net unrealized appreciation (depreciation)	$52,549,836	$4,535,882	$(46,476,241)
Cost of investments for income tax purposes	$266,846,137	$42,044,159	$1,296,943,103

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the deferral of wash sale losses.

At March 31, 2026, the distributable earnings (accumulated deficits) on a tax basis were as follows:

	Small Company Fund	International All Company Fund	International Small Company Fund
Accumulated ordinary income/(loss)	$—	$94,534	$1,925,655
Other accumulated losses	(1,287,538)	(956,266)	(81,273,856)
Unrealized appreciation/(depreciation)	52,549,836	4,535,882	(46,476,241)
Total	$51,262,298	$3,674,150	$(125,824,442)

Under current law, late-year ordinary losses realized after December 31 of a fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Funds elected to defer these losses as follows:

Fund
Small Company Fund	$1,287,538
International All Company Fund	—
International Small Company Fund	—

As of March 31, 2026, the Funds had capital loss carryforwards. These losses may be carried forward indefinitely. The tax character of these losses is as follows:

Fund	Short Term	Long Term	Total
Small Company Fund	$—	$—	$—
International All Company Fund	14,052	942,214	956,266
International Small Company Fund	39,796,976	41,476,880	81,273,856

During the year ended March 31, 2026, the International All Company Fund and International Small Company Fund utilized $945,173 and $34,891,817, respectively, of capital loss carryforwards from the year ended March 31, 2025.

Financial Statements | March 31, 202627

The Brown Capital Management Mutual Funds

Notes to Financial Statements March 31, 2026

Distributions during the periods shown were characterized for tax purposes as follows:

	Small Company Fund		International All Company Fund		International Small Company Fund
Distributions paid from:	Year Ended March 31, 2026	Year Ended March 31, 2025	Year Ended March 31, 2026	Year Ended March 31, 2025	Year Ended March 31, 2026	Year Ended March 31, 2025
Ordinary income	$—	$—	$—	$—	$11,739,074	$—
Realized gains	296,817,575	430,146,270	—	—	—	—
	$296,817,575	$430,146,270	$—	$—	$11,739,074	$—

5. SECTOR RISK

If a fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of that fund than would be the case if the fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the fund and increase the volatility of the fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a fund’s portfolio will be adversely affected. As of March 31, 2026, 28.14% of the value of the net assets of the Small Company Fund was invested in securities within the Medical/Health Care sector; 32.28% of the value of the net assets of the International All Company Fund was invested in securities within the Information Technology sector; 31.40% and 30.17% of the value of the net assets of the International Small Company Fund were invested in securities within the Business Services and Information/Knowledge Management sectors, respectively.

6. COMMITMENTS AND CONTINGENCIES

Under the Funds’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with its vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. The Funds expect the risk of loss to be remote.

7. CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, (either directly or indirectly), more than 25% of the voting securities of a Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or the terms of the management agreements with the Advisor. At March 31, 2026, the Advisor owned 61.65% of the International All Company Fund’s outstanding shares.

8. TRUSTEE AND OFFICER FEES

Officers of the Trust, except the Chief Compliance Officer, and Trustees who are interested persons of the Trust, will receive no salary or fees from the Funds for their services to the Trust. As of March 31, 2026, there were five Trustees, three of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). Each Independent Trustee of the Trust receives a $87,400 annual retainer and board meeting fees of $27,600 annually. All Trustees and officers are reimbursed for any out‐of‐pocket expenses incurred in connection with attendance at meetings. These amounts were $327, $5,861, and $566 for the Small Company Fund, International All Company Fund and International Small Company Fund, respectively.

9. SUBSEQUENT EVENTS

Fund Liquidation

On May 22, 2026, the Board of Trustees of Brown Capital Management Mutual Funds approved a Plan of Termination and Liquidation (the “Plan”) for the Brown Capital Management International All Company Fund (“Fund”). The Brown Capital Management International All Company Fund commenced operations on May 28, 1999. Brown Capital Management, LLC (the “Advisor”), the Fund’s investment advisor, recommended that the Board approve the Plan due to factors such as the Fund’s underperformance and diminished assets under management, limited growth opportunities, and the Advisor’s indication that it does not desire to continue subsidizing the Fund’s expenses. As a result, the Board concluded that it is in the best interests of the Fund and its shareholders to terminate and liquidate the Fund. The Fund is expected to terminate as a series of the Trust and liquidate on or about June 30, 2026 (the “Termination Date”).

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The Brown Capital Management Mutual Funds

Notes to Financial Statements March 31, 2026

Effective May 26, 2026, the Fund is closed to new and subsequent investments. Any remaining shareholders on the Termination Date will receive a distribution of their remaining investment value in the Fund, after the payment of certain Fund liabilities as provided for in the Plan. The sale or liquidation of your Fund shares will generally be a taxable event. You should consult your tax adviser about your tax situation as concerns the Fund’s termination and liquidation.

As shareholders redeem shares of the Fund between May 26, 2026 and the Termination Date, the Fund may not be able to maintain its investment objective and other investment policies. Accordingly, the Fund may deviate from its investment objective and other investment policies during the period between May 26, 2026 and the Termination Date.

Large Redemptions

Subsequent to March 31, 2026, the International Small Company Fund experienced shareholder redemptions exceeding 25% of the Fund’s Net Assets as of March 31, 2026.

The Funds evaluated subsequent events from March 31, 2026, the date of these financial statements, through the date these financial statements were issued and available and has noted, except for as noted above, no additional items require disclosure.

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The Brown Capital Management Mutual Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Brown Capital Management Mutual Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Brown Capital Management Mutual Funds, comprising The Brown Capital Management Small Company Fund, The Brown Capital Management International All Company Fund and The Brown Capital Management International Small Company Fund (the “Funds”) as of March 31, 2026, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2026, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the year ended March 31, 2022 were audited by other auditors whose report dated May 27, 2022, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
May 29, 2026

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The Brown Capital Management Mutual Funds

Supplemental Information (unaudited)March 31, 2026

Changes in and disagreements with accountants for open-end management investment companies.

Not applicable.

Proxy disclosures for open-end management investment companies.

Not applicable.

Remuneration paid to Directors, Officers, and others of open-end management investment companies.

See the Statements of Operations and Note 2 which includes remuneration paid to Officers. See that Statements of Operations for remuneration paid to Trustees.

Advisory Agreement Renewal

Brown Capital Management, LLC (“BCM” or “Advisor”) supervises the investments of The Brown Capital Management Small Company Fund (the “Small Company Fund”), The Brown Capital Management International All Company Fund (the “International All Company Fund”), and The Brown Capital Management International Small Company Fund (the “International Small Company Fund”) (each a “Fund” and collectively, the “Funds”) pursuant to an Investment Advisory Agreement (“Agreement”) between BCM and Brown Capital Management Mutual Funds (the “Trust”) with respect to each of the Funds. At a meeting of the Trust’s Board of Trustees (“Board”) held on March 25, 2026 (the “Meeting”), the Trustees unanimously approved the continuation of the Agreement. At that meeting, legal counsel to the Trust (“Counsel”) reviewed with the Board a memorandum from Counsel and addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the continuation of the Agreement for the Funds. Counsel discussed with the Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the continuation of the Agreement. The Board also met with BCM’s Executive Committee earlier in the Meeting, which presented information regarding BCM’s efforts to improve investment performance, including BCM’s initiatives relating to its investment processes utilizing certain modern technologies.

In deciding whether to approve the continuation of the Agreement between the Trust and BCM, with respect to the Small Company Fund, the International All Company Fund, and the International Small Company Fund, the Trustees considered numerous factors, including: (i) the nature, extent, and quality of the services provided by BCM; (ii) the investment performance of the Funds and BCM; (iii) the costs of the services to be provided and profits to be realized by BCM from the relationship with the Funds; (iv) the extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors; and (v) BCM’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented at the Meeting. The Board also reported that it met with Counsel prior to the Meeting to discuss the 15c responses and any relevant exhibits provided by the Advisor. It was noted that the Board requested and was provided with information and reports relevant to the annual renewal of the Agreement, including: (i) reports regarding the services and support provided to the Funds and their shareholders by the Advisor; (ii) assessments of the investment performance of the Funds by personnel of the Advisor; (iii) commentary on the reasons for the performance and steps being taken by the Advisor to address underperformance; (iv) presentations addressing the Advisor’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Funds and the Advisor; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of the Advisor; and (vii) a memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Advisor, including financial information on the firm’s operations along with its investment in a mutual fund servicing company, a description of personnel and the services provided to the Funds, information on investment advice, performance, summaries of Fund expenses, compliance program, current legal matters, succession planning and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Funds that was prepared by an independent third-party ranking organization; and (iii) benefits to be realized by the Advisor from its relationship with the Funds, including any potential benefits it could receive from its investment in a mutual fund servicing company that has been hired by the Trust to provide transfer agency, fund accounting and administration services to the Funds. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussions below are intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreement, but is not intended to summarize all of the factors considered by the Board.

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Supplemental Information (unaudited)March 31, 2026

Nature, Extent and Quality of the Services Provided by the Advisor

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Agreement. The Trustees reviewed the services currently being provided by the Advisor to the Funds including, without limitation, the quality of its investment advisory services since each Fund’s commencement of operations (including research and recommendations with respect to portfolio securities); its procedures for formulating investment decisions and assuring compliance with each Fund’s investment objectives and limitations; and its efforts to promote the Funds and grow the Funds’ assets. The Trustees noted that certain employees of the Advisor serve as Trustees and officers of the Trust, including as a principal executive officer and a principal financial officer, without additional compensation. The Trustees noted the Advisor’s commitment to enhance its resources and systems, and the continued cooperation with the Independent Trustees, Independent Trustee Counsel and Counsel for the Funds. The Trustees evaluated the Advisor’s personnel, including the education and experience of its personnel, including certain changes to the Funds’ portfolio managers in the past year. The Trustees noted the efforts of management of the Advisor to continue to focus on a team-oriented portfolio management style rather than reliance on individual portfolio managers. The Trustees considered strategic initiatives described by the Advisor in its on-going discussions with the Trustees that are intended to benefit the Funds, including initiatives relating to the integration of certain modern technologies into the investment process. After reviewing the foregoing information and further information in the materials provided by the Advisor (including the Advisor’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Funds.

Investment Performance of the Funds and the Advisor

In considering the investment performance of the Funds, the Trustees reviewed reports prepared by Broadridge Financial Solutions (“Broadridge”), which compared the performance of each Fund with the performance of its benchmark indices, the funds in its Morningstar category (each, a “Category”), and the funds in a peer group selected from its Category by Broadridge (each, a “Peer Group”). The Trustees also considered the consistency of the Advisor’s management of each Fund with its investment objective and policies. The Trustees observed that the Small Company Fund’s Institutional Class underperformed its benchmark indices, the S&P 500 Index and the Russell 2000 Growth Index, and the median of its Category and Peer Group for the one year, three-year, five-year and 10-year periods ended December 31, 2025 The Trustees noted their extensive discussions with the Advisor’s personnel regarding steps being taken to improve the performance of the Small Company Fund.

The Trustees observed that the International All Company Fund’s Institutional Class underperformed its benchmark indices, the MSCI ACWI ex USA Index and the MSCI EAFE Index, and the median of its Category and Peer Group for the one-year, three-year, five-year and 10-year periods ended December 31, 2025. The Trustees noted their extensive discussions with the Advisor’s personnel regarding steps being taken to improve the performance of the International All Company Fund.

The Trustees next observed that the International Small Company Fund’s Institutional Class underperformed its benchmark indices, the MSCI ACWI ex USA Index and the MSCI ACWI ex USA Small Cap Index, and the median of its Morningstar category and Peer Group for the one-year, three-year and five-year periods ended December 31, 2025, and had outperformed its benchmark indices and the median of its Morningstar category and Peer Group for the 10-year period ended December 31, 2025. The Trustees noted their extensive discussions with the Advisor’s personnel regarding steps being taken to improve the performance of the International Small Company Fund.

The Trustees noted that the performance of the Funds was generally lower than the performance of the composites representing separate accounts managed by the Advisor having substantially similar strategies as the respective Funds. They considered the Advisor’s representation that the differences in performance are generally attributed to differences in cash flows and expenses. Although not the determining factor in the Trustees’ considerations, these foregoing observations assisted the Trustees in concluding to approve the Agreement by allowing them to measure how the Funds compared to other similar products and the markets generally, as well as how the performance compared to similar services offered by BCM. After reviewing the investment performance of the Funds further, the Advisor’s experience managing the Funds and other advisory accounts, the Advisor’s historical investment performance, the Advisor’s commitment to managing the Funds within their strategy and the resources dedicated to the Funds, and other factors, the Board of Trustees concluded, in light of all the facts and circumstances, that they were satisfied with the Advisor’s commitment to improving the Funds’ investment performance and they noted that they would continue to monitor the performance of each of the Funds closely and would seek updates from the Advisor’s Management Committee no less frequently than quarterly.

Costs of the Services to be Provided and Profits to be Realized by the Advisor

In considering the costs of the services to be provided and profits to be realized by the Advisor from its relationship with the Funds, the Trustees considered the Advisor’s staffing, personnel, and methods of operating; the Advisor’s compliance policies and procedures; the financial condition of the Advisor and the level of commitment to the Funds by the Advisor; the asset levels of the Funds; the overall expenses of the Funds in light of the expense limitation arrangements with the Advisor; the Advisor’s investment in a mutual fund servicing company which provides administrative services to the Funds; and the nature and frequency of advisory fee payments. The Trustees reviewed the financial statements for the Advisor and considered

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Supplemental Information (unaudited)March 31, 2026

the financial stability and profitability of the firm. The Trustees also considered potential benefits for the Advisor in managing the Funds, noting that an affiliate of the Advisor provides transfer agency, administration and fund accounting services to the Funds. The Trustees then compared the fees and expenses of each Fund (including the management fee) to their respective Category and Peer Group.

With respect to the Small Company Fund, the Trustees observed that the management fee, and the gross and net expense ratios with respect to the Institutional Class, were higher than the median of its respective Category and Peer Group. With respect to the International All Company Fund, the Trustees observed that the management fee, and the gross and net expense ratios with respect to the Institutional Class, were higher than the median of their respective Category and Peer Group. With respect to the International Small Company Fund, the Trustees observed that the management fee was higher than the median of its Category and Peer Group, the gross expense ratio with respect to the Institutional Class was lower than median of its Peer Group, and the net expense ratio was lower than the median of the Peer Group and equal to the median of the Category.

Although not the determining factor in the Trustees’ considerations, this information assisted the Trustees in concluding to approve the renewal of the Agreement by allowing them to determine how the Funds’ management fees and expenses compared to other similar products. The Trustees also considered that the Advisor received a higher management fee from the International All Company Fund compared to the management fees paid to the Advisor by its separately managed accounts with substantially similar strategies. It was noted that the higher management fees paid by the International All Company Fund when compared to separately managed accounts with a substantially similar strategy were largely due to the Advisor’s costs being higher to manage this strategy in a mutual fund structure. The Trustees noted that the management fees charged to the Small Company Fund and International Small Company Fund were the same as the management fees charged to their respective separately managed accounts. The Trustees discussed the Advisor’s profitability as it relates to each Fund. The Trustees noted that the Advisor earned a profit with respect to each Fund and that these profits were reasonable when considering the services provided to Fund shareholders.

Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded, in light of all the facts and circumstances, that the fees to be paid to the Advisor by each Fund were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

Economies of Scale

In considering the extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors, the Trustees considered that each Fund’s fee arrangements with the Advisor involved both the management fee and an expense limitation arrangement. For each of the Small Company Fund and the International Small Company Fund, the Trustees considered that, while the management fee would remain the same at all asset levels, those Funds’ shareholders benefited from economies of scale under the Funds’ agreements with service providers other than the Advisor. It was noted that the Advisor is of the view that the strategies followed by the Small Company Fund and International Small Company Fund are all capacity constrained; therefore, making breakpoints less appropriate for these strategies. The Trustees concluded that the advisory fee structure of the Small Company Fund and the International Small Company Fund would not directly result in economies of scale for shareholders. For the International All Company Fund, the Trustees noted that the Fund utilizes breakpoints in its advisory fee schedule and determined that to the extent that the Advisor achieves economies of scale as the International All Company Fund grows, its shareholders would benefit from those economies of scale.

The Trustees also considered that shareholders of the International All Company Fund would continue to benefit from its respective expense limitation arrangement until such point as the Fund’s assets grow to a level where the Fund will be operating below the expense cap. The Trustees noted that the Small Company Fund and the International Small Company Fund were currently operating below their expense caps and, as a result, shareholders were not directly benefiting from the expense caps being in place at this time.

Following further discussion of the Funds’ asset levels, expectations for growth, and fee levels, the Board of Trustees determined, in light of all the facts and circumstances, that each Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by the Advisor, and that each Fund’s expense limitation arrangement provided potential savings for the benefit of such Fund’s investors.

Advisor’s Practices Regarding Possible Conflicts of Interest and Benefits to the Advisor

In considering the Advisor’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to each Fund; the impact of the Advisor’s majority interest in an affiliated company that provides services to the Funds; the basis for soft-dollar payments with broker-dealers; the basis of decisions to buy or sell securities for the Funds and the Advisor’s other accounts; the method for bunching portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics. The Trustees noted that for certain investment strategies, the Advisor may be compensated based on the performance of the account. This may create a conflict of interest between the Funds and the Advisor, as the Advisor may have an incentive to allocate investment opportunities it believes to be the most profitable to client accounts in which it shares investment gains. The Advisor has implemented policies and

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Supplemental Information (unaudited)March 31, 2026

procedures in an attempt to ensure that investment opportunities are allocated in a manner that is fair and appropriate. The Trustees considered the Advisor’s purchase of a controlling interest in a mutual fund servicing company that has been hired by the Trust to provide transfer agency, administration, and fund accounting services to the Funds. The affiliated servicing company began receiving fees from the Funds in April 2022. It was noted by the Board that the Advisor could receive additional revenues from the fees paid by the Funds to the Advisor’s affiliated servicing company, although the acquisition of the servicing company has had no material impact on the Advisor’s corporate structure or principal business activities. The Trustees discussed the financial impact this may have on the Advisor, noting that based on the information provided by the Advisor, the financial impact from the acquisition of the service company is not expected to be meaningful to the Advisor’s operations for the foreseeable future. The Trustees noted that at this point the Advisor has not received any revenues from the affiliated servicing company with respect to the administrative and other services the affiliated servicing company provides to the Funds, or otherwise from the affiliated servicing companies’ general revenues that are a benefit to the Advisor. The Trustees also considered the Advisor’s representations that since the affiliated servicer began providing transfer agency, administration and fund accounting services to the Funds, the Advisor is confident in its ability to better monitor and control these fees for Fund shareholders over time. The Board noted that services provided to the Funds by the affiliated servicer have been satisfactory, and that the Advisor believes that the fee commitments by the affiliated servicer are expected to have a positive impact on the Funds’ long-term cost structure. They discussed the importance of closely monitoring this conflict to ensure Fund shareholders’ best interests are being served. Following further consideration and discussion, the Board of Trustees indicated that the Advisor’s standards and practices relating to the identification and mitigation of possible and actual conflicts of interests were satisfactory.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Independent Trustees who are not parties to any investment advisory agreement between the Trust and its investment adviser or interested persons of any such party, determined that it was appropriate to approve the Agreement upon the terms and for the compensation described therein.

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The Brown Capital Management Mutual Funds

Supplemental Information (unaudited)March 31, 2026

Brown Capital Management Small Company Fund—Shareholder Letter

For the fiscal year ended March 31, 2026, the Brown Capital Management Small Company Fund (Investor shares) returned -15.37% and the Brown Capital Management Small Company Fund (Institutional shares) returned -15.20%, compared with 17.80% for the S&P 500® Index and 23.58% for the Russell 2000® Growth Index. These extreme and disappointing results reflect a continuation of the challenging environment for our investment approach over the past several years.

We invest in a concentrated portfolio of what we call Exceptional Growth Companies (EGCs). We believe EGCs offer mission-critical products and services, saving their customers time, lives, money and headaches, or providing exceptional value to consumers. We think EGCs enjoy business models that other companies do not want to compete against, with financial strength and sustainable competitive advantages. Finally, we believe that EGCs possess investment attributes that allow us to hold them for years even decades, including durability of revenue growth, defensibility of market presence, deliverability of growth plan, and profitability to fuel earnings growth.

At the core of this year’s underperformance was the continued divergence between company fundamentals and the behavior of stock prices. Across much of the portfolio, our EGCs executed well operationally, delivering solid revenue growth, maintaining strong competitive positions and, in many cases, expanding margins. Of our top 10 holdings, six experienced positive earnings revisions during the period, eight generated double-digit revenue growth, eight expect to generate double-digit revenue growth next year, seven expanded net income margins—yet nine out of 10 underperformed the benchmark. Why? These fundamentals were not reflected in share prices due to poor market sentiment toward the types of high-quality growth companies we invest in.

The most significant headwind during the year was the ongoing derating of software and software-adjacent businesses, largely driven by concerns about the potential disruptive impact of artificial intelligence (AI). In our view, the market has applied a broad and often indiscriminate discount to companies perceived to be exposed to AI risk. Many of our holdings—particularly systems of record with vertical integration, proprietary data, and a consumption-based, as opposed to seat-based, business model—are more likely to benefit from AI over time than be displaced by it, in our view. Nevertheless, our holdings experienced meaningful multiple contraction during the fiscal year. In fact, we estimate that on a forward price/sales multiple basis, our AI-derated holdings are trading at a 56% discount to their five-year historical average, as of March 31, 2026.

In addition, companies within life sciences tools and services continued to face a difficult backdrop. Following the post-pandemic reset, pharmaceutical and biotechnology customers remained cautious in committing capital, which led to slower growth expectations and negative investor sentiment. Importantly, while near-term growth has moderated, we believe the long-term demand for these businesses remains intact.

Our portfolio construction also contributed to our poor results. As a benchmark-agnostic strategy, we build the portfolio without any reference to index sector weights. During the fiscal year, areas such as energy, defense and other cyclical industries performed strongly. These sectors are not typical areas of investment for us, as we have historically found fewer such companies that meet our EGC criteria. While our benchmark-agnostic positioning has been a source of long-term differentiation and outperformance, it certainly has been a headwind for several years now.

Considering these challenges, we have taken meaningful steps to improve the portfolio over the past year. First, we have increased diversification by adding 12 new companies to the portfolio (see below), increasing our overall number of holdings from 40 a year ago to 45 as of fiscal year’s end. We have been able to do this in part because of our proprietary AI-enabled research tools which significantly enhance our ability to analyze a broader universe of companies with greater efficiency. Second, we have diversified by industry, with nine of the 12 additions to the portfolio outside software and life sciences tools and services, in industries such as AI infrastructure, industrial technology and consumer products.

We remain confident in the long-term prospects of our portfolio. Many of our EGCs continue to demonstrate durable growth, strong competitive advantages and the ability to generate attractive returns on capital. In our view, current valuations reflect an overly pessimistic assessment of these businesses. While the timing of a recovery is uncertain, we believe the Fund is well positioned to benefit when market focus returns to underlying fundamentals.

Performance: Contributors and Detractors

Among the contributors to returns this fiscal year were Cognex (CGNX) and Xometry (XMTR).

Cognex is a leading provider of machine-vision systems that automate manufacturing and processes by capturing and analyzing visual information. Its solutions enable customers to improve quality control, increase throughput and reduce labor costs across industries such as logistics, consumer electronics and automotive. The company has also been expanding its use of AI within its product suite, increasing the range of applications for its technology.

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The Brown Capital Management Mutual Funds

Supplemental Information (unaudited)March 31, 2026

Cognex was the Fund’s largest contributor to returns during the fiscal year. The company benefited from improving demand in key end markets, including consumer electronics and automotive, and delivered a meaningful reacceleration in revenue growth following a period of cyclical weakness. In addition, operating margins improved as volumes recovered and cost discipline remained strong. The company also announced that it is taking steps to optimize its product portfolio, exiting some non-core, lower-growth or lower-margin businesses, thereby further reducing costs and increasing growth and profitability going forward. Growing adoption of AI-enabled machine vision further supported investor confidence in the company’s long-term growth trajectory, driving share price appreciation during the period.

Xometry operates a digital manufacturing marketplace that connects customers with a global network of suppliers capable of producing custom parts. Its platform enables users to receive instant pricing, place orders and manage production across multiple manufacturing processes. By aggregating supply and demand, Xometry improves efficiency and expands access to manufacturing capacity.

Xometry contributed meaningfully to performance as the company continued to execute its growth strategy. The business delivered strong revenue growth, supported by customer growth of more than 20% year over year and increased penetration among larger enterprise clients. The company also demonstrated higher gross margins, reflecting stronger marketplace dynamics and operational efficiency. The company’s international business also showed solid revenue growth as the company expanded its offerings across various international markets. These factors, combined with growing recognition of Xometry’s platform model, drove positive share price performance during the fiscal year.

Among the detractors to performance this fiscal year were Tyler Technologies (TYL) and Paycom Software (PAYC).

Tyler Technologies provides software solutions to federal, state and local governments, supporting mission-critical functions such as public safety, courts and financial management. Its products are deeply embedded in customer workflows and supported by long-term contracts, resulting in a stable and recurring revenue base.

Tyler Technologies was the Fund’s largest detractor during the fiscal year, driven primarily by valuation compression rather than a deterioration in business fundamentals. The company continued to generate 9% revenue growth, expanded net income margins from 12% to 14% and made steady progress in migrating customers to its cloud-based offerings. However, broader concerns about the long-term implications of AI for software companies led to a contraction in valuation multiples, resulting in negative share price performance.

Paycom Software provides cloud-based human capital management solutions that enable businesses to manage payroll, talent acquisition and employee engagement through a unified platform. Its employee-driven model improves data accuracy and reduces administrative burden, supporting strong customer retention.

Paycom was a significant detractor during the year as investors became increasingly focused on moderating growth rates and intensifying competition within the human capital management space. In February 2026, Paycom guided to 7% to 8% recurring and other revenue growth for fiscal year 2026, a deceleration from 9% growth in 2025 and 11% in 2024. While the company maintains strong profitability, concerns about the long-term impact of automation and AI on seat-based pricing models weighed on sentiment. These factors, combined with broader multiple compression across software companies, led to a decline in the stock price.

Additions and Deletions

We added 12 new companies to the Fund during the fiscal year.

AvePoint provides cloud-based data management solutions that help organizations secure, govern and migrate information across platforms such as Microsoft 365. With approximately 20% revenue growth and increasing demand for data governance driven by AI adoption, we believe AvePoint is well positioned for long-term growth.

Axogen develops products used in peripheral nerve repair, addressing a market with significant unmet need. With high-teens growth and expanding clinical adoption, the company offers a long runway for growth.

Corcept Therapeutics is a profitable pharmaceutical company focused on cortisol-related disorders. Its pipeline supports continued double-digit growth potential.

Credo Technology provides high-speed connectivity solutions for data centers, particularly in AI infrastructure. With strong growth expectations and leadership in active electrical cables, the company is a key beneficiary of hyperscale investment.

Intapp provides vertical software solutions to legal and financial firms, characterized by high retention rates and recurring revenue. Its specialized workflow integration and AI capabilities support long-term growth.

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Supplemental Information (unaudited)March 31, 2026

Krystal Biotech is a gene therapy company with a recently commercialized product that has achieved rapid adoption. With operating margins above 40% and strong revenue growth, the company demonstrates both scalability and profitability.

Loar Holdings is a niche aerospace and defense components manufacturer with more than half of its revenue derived from the aftermarket, supporting recurring and high-margin revenue streams. With operating margins above 20% and a largely proprietary product portfolio, the company benefits from durable demand tied to aircraft lifecycles.

Mama’s Creations produces fresh, prepared foods distributed through major retailers. With approximately 20% organic growth and increasing distribution, the company benefits from consumer demand for convenience and fresh products.

PDF Solutions provides data analytics and connectivity solutions for semiconductor manufacturers, helping improve yield and production efficiency. With exposure to AI-driven semiconductor demand and expected 20%-plus growth, the company is positioned to benefit from increasing complexity in chip manufacturing.

SiTime develops silicon-based timing solutions used in modern electronics, offering improved performance over traditional quartz-based components. The company is benefiting from increasing demand for precision timing in advanced electronic systems.

Veracyte is a genomic diagnostics company with leading products in prostate and thyroid cancer testing. With strong market share positions and double-digit revenue growth, the company is benefiting from increasing adoption of precision medicine.

XPEL provides surface protection products for the automotive industry. With low market penetration and strong brand recognition, the company has a long runway for growth driven by increasing consumer awareness.

We eliminated seven new companies from the portfolio during the fiscal year. We sold Helios Technologies (HLIO), Vicor (VICR) and Tandem Diabetes Care (TNDM) following a reassessment of their long-term growth prospects and competitive positioning. Enfusion (ENFN), Ansys (ANSS), Olo (OLO) and PROS Holdings (PRO) were removed following acquisitions, allowing us to redeploy capital into higher-conviction opportunities.

Firm Update

This was a difficult year for the Small Company strategy and for our EGC approach more broadly. However, Brown Capital is strong, focused and committed to continuous improvement. We continue to invest in our people, our processes and our technology, particularly in the development of proprietary AI tools. These tools have already improved the speed and breadth of our investment process, enabling us to evaluate more opportunities than ever before.

We remain focused on our long-term objective of investing in EGCs capable of compounding value over time. While short-term results have been disappointing, we are confident that the steps we are taking today position the Fund for future success.

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Brown Capital Management International All Company Fund—Shareholder Letter

Coming into this fiscal year, we felt like we had been making solid gains in the International All Company Fund. Since we repositioned the Fund to our firmwide Exceptional Growth Company (EGC) approach at the end of 2019, our returns had largely kept up with benchmark. Then, this disappointing year erased much of that progress. For the fiscal year ended March 31, 2026, the Brown Capital Management International All Company Fund (Investor Class Shares) declined 12.46% and the Brown Capital Management International All Company Fund (Institutional Class Shares) declined 12.28%, far behind the MSCI EAFE® Index, which rose 21.88%.

As a reminder, we invest in a concentrated portfolio of EGCs—businesses that provide mission-critical products or services, deliver durable revenue growth, and maintain strong competitive advantages. We believe these companies are well positioned to compound growth over extended periods of time. However, the market environment during this fiscal year proved unfavorable for our style of long-term, fundamental investing.

At the core of this year’s underperformance was a disconnect between company fundamentals and stock price behavior. Across much of the portfolio, our holdings delivered solid operational results, including double-digit revenue growth, resilient margins and continued execution against long-term growth strategies. Despite this, share prices declined as investors rotated away from growth equities and toward more cyclical and capital-intensive areas of the market.

A major driver of this dynamic was the market’s reaction to recent developments in artificial intelligence (AI). Rapid advancements in AI created a sharp performance divide this year, with companies tied to hyperscaler buildout outperforming significantly, while many software, platform and data-driven businesses lagged. Investors fear that AI could disrupt traditional software and similar companies by automating core functions, reduce pricing power and lowering demand, leading to lower share prices. This AI derating has left a significant portion of the Fund—particularly our holdings in software, real estate platforms and financial infrastructure—currently trading at a substantial discount to historical valuation levels. Specifically, on a free cash flow basis, our AI-derated holdings are trading at a whopping 67% discount to their 10-year historical averages, as of March 31, 2026.

The key question is whether the AI derating of our holdings is justified. This year, we developed a proprietary framework to assess AI risk. The bottom line: We believe that in general our companies are positioned to benefit from, not be displaced by, AI. By and large, our holdings are deeply embedded in customer workflows, benefit from proprietary data and operate as systems of record—characteristics that give their products stickiness. In addition, management teams across the portfolio are actively incorporating AI into their product offerings, further strengthening their competitive positions. We think the combination of steep valuation discounts and misguided fears of AI disruption spells opportunity for future returns.

In addition, several holdings experienced company-specific challenges during the year that had nothing to do with AI, including execution issues, regulatory developments and changes in competitive dynamics. While these developments are a normal part of managing a concentrated portfolio, they contributed to negative overall results in a year when broader market conditions were bullish.

This year, strong benchmark performance was driven in large part by sectors such as energy, materials and industrials. These are not typical areas of investment for us, as we have historically found fewer companies in these industries that meet our EGC criteria. As a result, our benchmark-agnostic positioning—while a source of long-term differentiation—was a headwind during the fiscal year.

In response to these conditions, we have taken steps to improve the portfolio. We have increased diversification by adding new companies across financials, industrials and consumer sectors, and we have exited positions where our conviction has declined. We have also leveraged our proprietary AI-enabled research tools to expand our new-idea pipeline and accelerate our investment process.

Despite the performance challenges of the past year, we remain confident in the long-term prospects of the Fund. Many of our holdings continue to demonstrate strong fundamentals, including durable growth, attractive margins and leading competitive positions. In our view, current valuations reflect an overly pessimistic assessment of these businesses. While the timing of a recovery is uncertain, we believe the Fund is well positioned to benefit when market attention returns to underlying fundamentals.

Performance: Contributors and Detractors

Among the contributors to return this fiscal year were Camtek and ASML.

Camtek is an Israel-based provider of inspection and metrology equipment used in semiconductor manufacturing. Its technology plays a critical role in ensuring the performance and reliability of advanced chips, particularly in applications such as artificial intelligence, high-performance computing and advanced packaging.

38www.browncapital.com

The Brown Capital Management Mutual Funds

Supplemental Information (unaudited)March 31, 2026

Camtek was the Fund’s largest contributor during the fiscal year, benefiting from strong demand tied to AI-related semiconductor investment. The company delivered strong double-digit revenue growth, supported by robust demand in advanced packaging and high-performance computing applications, which now represent more than half of its business. In addition, stable operating margins and strong order activity reinforced investor confidence, resulting in meaningful share price appreciation.

ASML is a global leader in semiconductor lithography equipment, providing the advanced systems required to manufacture leading-edge chips. Its technology is essential to the production of semiconductors used in AI, cloud computing and a wide range of digital applications. The company operates with significant competitive advantages and high barriers to entry.

After a poor 2024 and a weak start to 2025 due to weak Chinese demand, a slower recovery in non-AI-related semiconductor segments, and reduced capital expenditures from key customers, ASML regained momentum during the back half of 2025. Bookings meaningfully recovered, led by growing demand for next-generation EUV machines, with approximately 60% of bookings tied to advanced chip production, including AI-related applications. Management also indicated that 2025 would likely be a trough year, resulting in positive earnings revisions for 2026 and 2027, driving positive share price performance.

Among the detractors from returns this fiscal year were MonotaRO and Flutter Entertainment.

MonotaRO is a Japan-based e-commerce platform specializing in maintenance, repair and operations (MRO) products. The company serves a large and fragmented market, offering a broad product catalog, efficient logistics and transparent pricing to improve customer productivity.

MonotaRO was the Fund’s largest detractor during the fiscal year as growth slowed relative to investor expectations. While the company continued to deliver revenue growth in the mid-teens and expand its customer base, investors became concerned about moderating demand, largely due to certain large manufacturers’ conservative buying patterns related to tariffs and macro uncertainty. These concerns, combined with a broader rotation away from growth equities, led to a decline in the stock price.

Flutter Entertainment is a global leader in online sports betting and gaming, with strong market positions across multiple regions. The company benefits from scale, brand strength and a diversified portfolio of products and platforms.

Flutter detracted from performance due to a combination of factors including short-term variability in sportsbook outcomes, investor concerns about potential competitive threats, and increased investments that have pressured margins. These factors weighed on sentiment and resulted in negative share price performance during the fiscal year.

Additions and Deletions

We added five new companies to the Fund during the fiscal year: Apotea, Hub24, Nu Holdings, Safran and Vend Marketplaces.

Apotea is Sweden’s leading online pharmacy, offering a wide range of prescription and over-the-counter products through a highly efficient e-commerce platform. With online penetration still relatively low in this category, we believe Apotea is well positioned for continued growth.

Hub24 is an Australian financial technology platform that enables advisors to manage client portfolios and retirement accounts. We invested in Hub24 due to its strong growth, high margins and favorable industry trends toward independent wealth platforms.

Nu Holdings is a leading digital banking platform in Latin America, providing a range of financial services through a low-cost, technology-driven model. With over 100 million customers, rising market share and strong profitability, the company offers significant long-term growth potential.

Safran is a France-based aerospace and defense company with a leading position in aircraft engines and related systems. The company benefits from long product cycles, strong aftermarket revenue and growing demand for air travel and defense spending.

Vend Marketplaces is a Norway-based operator of leading online classifieds platforms across the Nordic region, benefiting from strong network effects and high-margin, recurring revenue streams. We were attracted to its dominant market positions and long runway for growth driven by digital marketplace adoption.

We eliminated several companies during the fiscal year, including AutoStore, Tecan, CyberArk, Monday.com, Novo Nordisk, CyberAgent and Ipsen. These decisions were driven by a combination of acquisitions, changes in our assessment of fundamentals and competitive positioning, and a desire to redeploy capital into higher-conviction opportunities.

Financial Statements | March 31, 202639

The Brown Capital Management Mutual Funds

Supplemental Information (unaudited)March 31, 2026

Firm Update

This was a difficult year for the International All Company Fund and for Brown Capital’s EGC approach across strategies. However, our firm remains strong, focused and committed to continuous improvement. Over the past several years, we have invested significantly in enhancing our investment research capabilities, including the development of proprietary AI tools that improve the speed and breadth of our investment process. We have also continued to refine our framework for evaluating how companies are positioned to benefit from or be challenged by AI, allowing us to better assess both risks and opportunities across the portfolio. Finally, the additions we have made to the Fund reflect our effort to broaden exposure across a wider range of industries while keeping our focus on high-quality growth businesses.

While short-term performance has been disappointing, we believe the Fund is well positioned to generate attractive returns over time. We remain committed to our long-term approach and look forward to rewarding shareholders who share that perspective.

40www.browncapital.com

The Brown Capital Management Mutual Funds

Supplemental Information (unaudited)March 31, 2026

Brown Capital Management International Small Company Fund—Shareholder Letter

What an unexpected and disappointing year it’s been. At the start of this fiscal year, on March 31, 2025, the Brown Capital Management International Small Company Fund was firing on all pistons, ranking in the top 11% of peers over both a three-year and five-year basis, according to Morningstar. Then this year happened. For the year ended March 31, 2026, the Investor Class Shares returned -16.11% and the Institutional Class Shares returned -15.88%, compared with +21.88% for the MSCI EAFE® Index and +28.41% for the MSCI All Country World ex USA Small Cap Index. These awful results reflect our worst period of relative underperformance since the Fund’s inception in 2015. It also pushed our peer rankings down to 93rd percentile for the three-year and 88th percentile for the five-year.

At the core of this year’s underperformance was a disconnect between company fundamentals and stock price behavior. Across much of the Fund, our holdings delivered solid operational results, including double-digit revenue growth in many cases, strong profitability and continued market share gains. Despite this, stock prices declined as investor sentiment shifted away from growth equities and toward more cyclical areas of the market.

One of the most important drivers of this dynamic was the market’s shifting reaction to the rapid changes in artificial intelligence (AI). In mid-2025, the narrative shifted from “AI boosts productivity of software companies” to “AI hurts the economics of software companies, particularly seat-based revenue.” A consensus trade quickly formed, with share prices of semiconductor and infrastructure providers soaring, and software, platform and data-driven businesses tumbling due to valuation contraction. We own 17 holdings in the International Small Company Fund that are in industries affected by the AI derating: software (including logistics), investment management, real estate portals and online marketplaces/data analytics. Our analysis shows that these holdings are trading at a 75% discount to their 10-year historical average on a free cash flow basis, as of March 31, 2026.

The question is, Is the valuation compression on these AI-derated companies justified? To find out, we performed an AI risk assessment on our holdings this year. We think companies that are well positioned with respect to AI are generally those that are deeply embedded in customer workflows, possess proprietary data, operate as systems of record and enjoy adaptable leadership. Our conclusion: By and large, our AI-derated holdings are actually positioned to benefit from AI rather than be displaced by it.

Aside from AI, several holdings experienced company-specific challenges, including execution issues, slower-than-expected growth and macroeconomic headwinds such as tariffs and rising interest rates. While these developments are a normal part of investing in a concentrated portfolio, they contributed to overall results in a year when broader market dynamics were decidedly bullish.

The benchmark’s strong performance was driven in large part by cyclical and capital-intensive industries, including materials and industrials. These sectors are not typical areas of investment for us, as we have historically found fewer companies that meet our investment criteria. We invest in a concentrated portfolio of what we call Exceptional Growth Companies (EGCs)—businesses that provide mission-critical products and services, deliver strong and durable revenue growth, and maintain sustainable competitive advantages. However, the market environment during the fiscal year proved unfavorable for this type of long-term, fundamental investing. We construct our portfolio without reference to index sector weighting, so our Fund often behaves quite differently than the index. Our benchmark-agnostic positioning, which has long been a source of differentiation, turned into a strong headwind this year.

In response to these conditions, we have taken several steps to improve the portfolio. As mentioned, we conducted a comprehensive review of our holdings, particularly with respect to AI-related risks and opportunities. Based on this analysis, we have made targeted changes to improve the Fund’s positioning. We also added several new companies across a broader range of industries, increasing diversification while keeping our focus on high-quality growth businesses. The pace of new additions picked up this year, thanks in part to our new proprietary AI-based tools, which significantly help accelerate the investment research process.

Despite the challenges of the past year, we remain confident in the long-term prospects of our portfolio. Many of our holdings continue to demonstrate durable growth, strong competitive positioning and the ability to generate attractive returns on capital. In our view, current valuations reflect an overly pessimistic assessment of these businesses. While the timing of a recovery is uncertain, we believe the Fund is well positioned to benefit once market attention returns to underlying fundamentals.

Performance: Contributors and Detractors

Among the contributors to return this fiscal year were Camtek and CyberArk.

Camtek is an Israel-based provider of inspection and metrology equipment used in semiconductor manufacturing. Its technology plays a critical role in ensuring the performance and reliability of advanced chips, particularly in applications such as artificial intelligence, high-performance computing and advanced packaging.

Financial Statements | March 31, 202641

The Brown Capital Management Mutual Funds

Supplemental Information (unaudited)March 31, 2026

Camtek was the Fund’s largest contributor during the fiscal year, benefiting from strong demand tied to AI-related semiconductor investment. The company delivered strong double-digit revenue growth, supported by robust demand in advanced packaging and high-performance computing applications, which now represent more than half of its business. In addition, stable operating margins and strong order activity reinforced investor confidence, resulting in meaningful share price appreciation.

CyberArk is a leader in privileged access management (PAM), providing cybersecurity solutions that protect organizations’ most critical systems and data. As cyber threats continue to grow in complexity and frequency, demand for these solutions has increased, making PAM a mission-critical component of enterprise security infrastructure.

CyberArk contributed positively to performance during the fiscal year, driven both by strong underlying fundamentals and the company’s acquisition by Palo Alto Networks at a premium valuation. The transaction resulted in a meaningful uplift in the stock price, contributing to the Fund’s returns.

Among the detractors from return this fiscal year were Hemnet and VusionGroup.

Hemnet is the leading online real estate marketplace in Sweden, with a dominant market position and strong network effects. The platform connects buyers, sellers and real estate agents, enabling efficient property transactions and benefiting from high levels of user engagement.

Hemnet was the Fund’s largest detractor during the fiscal year, due primarily to a challenging Swedish housing market that depressed listings, hurt margins, and led to a modest decline in sales after a strong prior year. Furthermore, slower-than-expected adoption of higher-priced premium services, combined with broader negative sentiment toward platform businesses, resulted in a meaningful decline in the stock price.

VusionGroup is a France-based technology company that provides digital solutions for brick-and-mortar retailers, including electronic shelf labels and in-store automation systems. Its products enable real-time pricing, inventory management and enhanced customer experience.

VusionGroup detracted from performance during the year despite delivering strong fundamental results, including revenue growth of more than 30% and continued expansion in its software and services business. The share price declined as investors took profits following prior strong performance and grew increasingly concerned about the company’s growth prospects beyond 2026, after Walmart’s massive U.S. implementation is largely complete.

Additions and Deletions

We added six new companies to the Fund during the fiscal year: Cellebrite, Hub24, JTC plc, Nayax, Planisware and Technology One.

Cellebrite is an Israel-based company that provides digital intelligence software that enables law enforcement and government agencies to extract and analyze data from mobile devices for investigative purposes. We were attracted to its mission-critical niche market, strong recurring revenue growth and ability to leverage AI to enhance analytics and workflow capabilities.

Hub24 is an Australian financial technology platform that enables advisors to manage client portfolios, retirement accounts and tax reporting through a cloud-based system. We invested in Hub24 due to its strong position in a growing wealth management market, high operating margins and consistent double-digit growth driven by industry migration toward independent platforms.

JTC plc is a Jersey-based global provider of fund administration and private client services, offering fiduciary, regulatory and governance support across multiple jurisdictions. We invested in JTC due to its 95%-plus recurring revenue, long-standing client relationships and strong growth driven by increasing regulatory complexity and global wealth expansion.

Nayax is an Israel-based company that provides end-to-end cashless payment and commerce solutions for unattended retail locations such as vending machines, EV charging stations and kiosks. We were attracted to Nayax’s integrated hardware and software platform, exposure to the global shift from cash to digital payments and its strong revenue growth, supported by a large untapped market.

Planisware is a French software company that provides project and portfolio management solutions to large enterprises across industries such as life sciences, aerospace and energy. We invested in Planisware due to its 85%-plus recurring revenue, strong profitability and leadership position in a growing market for enterprise planning tools.

Technology One is an Australian provider of cloud-based enterprise resource planning (ERP) software serving government, education and corporate customers. We were drawn to its roughly 90% recurring revenue base, low customer churn and consistent double-digit growth supported by long-term contracts and mission-critical applications.

42www.browncapital.com

The Brown Capital Management Mutual Funds

Supplemental Information (unaudited)March 31, 2026

We eliminated nine companies during the fiscal year, including CyberArk, Fortnox, Flutter, JTC, M3, Nexus, Partners Group, Playtech and YouGov. These decisions were driven by a combination of factors, including acquisitions, changes in our assessment of fundamentals or risk, and companies outgrowing our International Small Company mandate. In each case, we redeployed capital into opportunities where we have higher conviction.

Firm Update

No two ways about it, this year was an abysmal one for International Small Company Fund performance. However, Brown Capital remains strong, focused and committed to continuous improvement. Over the past several years, we have invested significantly in improving the speed and breadth of our investment process through the development of proprietary AI tools. We have also developed a framework for evaluating how companies may be affected by AI, allowing us to better assess both risks and opportunities across our portfolio. Finally, the new companies we have added to the Fund reflect our effort to broaden the portfolio’s exposure across a wider range of industries.

While short-term performance has been disappointing, we believe the portfolio is well positioned to generate attractive returns over time. That’s especially true when roughly half the portfolio is trading at a 75% discount to historical valuations. We remain committed to our long-term approach of investing in EGCs and look forward to rewarding shareholders with an equally long-term mindset.

Must be accompanied or preceded by a prospectus.
Funds distributed by ALPS Distributors, Inc. 1290 Broadway, Suite 1000, Denver, CO 80203

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Reference Item 7, the Statements of Operations which include remuneration paid to the Trustees and the Trust’s Chief Compliance Officer. No other Officers are compensated directly by the Trust.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Reference Item 7, Supplemental Information.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable because it is not a closed-end management investment company.

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable because it is not a closed-end management investment company.

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable because it is not a closed-end management investment company.

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 16.	CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable because it is not a closed-end management investment company.

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19.	EXHIBITS.

(a)(1)	Code of Ethics in response to Item 2 of this Form N-CSR is attached hereto.
(a)(2)	Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act of 1934 – Not applicable.
(a)(3)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(4)	Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 – Not applicable.
(a)(5)	Change in the registrant’s independent public accountant – Not applicable.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Brown Capital Management Mutual Funds

By: (Signature and Title)	/s/ Robert L. Young, III
Robert L. Young, III Trustee, President and Principal Executive Officer

Date: June 5, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/ Robert L. Young, III
Robert L. Young, III Trustee, President and Principal Executive Officer Brown Capital Management Mutual Funds

Date: June 5, 2026

By: (Signature and Title)	/s/ Michael L. Forster
Michael L. Forster Treasurer and Principal Financial Officer Brown Capital Management Mutual Funds

Date: June 5, 2026